                                                            EXHIBIT 10.53



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                            LOAN AND SECURITY AGREEMENT

                                   by and between

                          NETWORK COMPUTING DEVICES, INC.

                                        and

                            FOOTHILL CAPITAL CORPORATION

                             Dated as of March 30, 2000




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS


1.   DEFINITIONS AND CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Accounting Terms.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     1.3  Code.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     1.4  Construction.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     1.5  Schedules and Exhibits.. . . . . . . . . . . . . . . . . . . . . . . . . 21
2.   LOAN AND TERMS OF PAYMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . 21
     2.1  Revolving Advances.. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     2.2  [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.3  [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.4  [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.5  Overadvances.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     2.6  Interest:  Rates, Payments, and Calculations.. . . . . . . . . . . . . . 23
     2.7  Collection of Accounts.. . . . . . . . . . . . . . . . . . . . . . . . . 24
     2.8  Crediting Payments; Application of Collections.. . . . . . . . . . . . . 26
     2.9  Designated Account.. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     2.10 Maintenance of Loan Account; Statements of Obligations.. . . . . . . . . 27
     2.11 Fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
3.   CONDITIONS; TERM OF AGREEMENT.. . . . . . . . . . . . . . . . . . . . . . . . 28
     3.1  Conditions Precedent to the Initial Advance. . . . . . . . . . . . . . . 28
     3.2  Conditions Precedent to all Advances.. . . . . . . . . . . . . . . . . . 31
     3.3  Condition Subsequent.. . . . . . . . . . . . . . . . . . . . . . . . . . 31
     3.4  Term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     3.5  Effect of Termination. . . . . . . . . . . . . . . . . . . . . . . . . . 32
     3.6  Early Termination by Borrower. . . . . . . . . . . . . . . . . . . . . . 32
     3.7  Termination Upon Event of Default. . . . . . . . . . . . . . . . . . . . 32
4.   CREATION OF SECURITY INTEREST.. . . . . . . . . . . . . . . . . . . . . . . . 33
     4.1  Grant of Security Interest.. . . . . . . . . . . . . . . . . . . . . . . 33
     4.2  Negotiable Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . 33
     4.3  Collection of Accounts, General Intangibles, and Negotiable
          Collateral.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     4.4  Delivery of Additional Documentation Required. . . . . . . . . . . . . . 33
     4.5  Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     4.6  Right to Inspect.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
5.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . 34
     5.1  No Encumbrances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.2  Eligible Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.3  [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.4  Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.5  Location of Inventory and Equipment. . . . . . . . . . . . . . . . . . . 35
     5.6  Inventory Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     5.7  Location of Chief Executive Office; FEIN.. . . . . . . . . . . . . . . . 35
     5.8  Due Organization and Qualification; Subsidiaries.. . . . . . . . . . . . 36

                                         i


     5.9  Due Authorization; No Conflict.. . . . . . . . . . . . . . . . . . . . . 36
     5.10 Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     5.11 No Material Adverse Change.. . . . . . . . . . . . . . . . . . . . . . . 37
     5.12 Solvency.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     5.13 Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     5.14 Environmental Condition. . . . . . . . . . . . . . . . . . . . . . . . . 38
     5.15 Brokerage Fees.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     5.16 Permits and other Intellectual Property. . . . . . . . . . . . . . . . . 38
6.   AFFIRMATIVE COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     6.1  Accounting System. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     6.2  Collateral Reporting.. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     6.3  Financial Statements, Reports, Certificates. . . . . . . . . . . . . . . 40
     6.4  Tax Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     6.5  Guarantor Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     6.6  Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     6.7  Title to Equipment.. . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     6.8  Maintenance of Equipment.. . . . . . . . . . . . . . . . . . . . . . . . 42
     6.9  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     6.10 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     6.11 No Setoffs or Counterclaims. . . . . . . . . . . . . . . . . . . . . . . 44
     6.12 Location of Inventory and Equipment. . . . . . . . . . . . . . . . . . . 44
     6.13 Compliance with Laws.. . . . . . . . . . . . . . . . . . . . . . . . . . 45
     6.14 [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 45
     6.15 Leases.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     6.16 Brokerage Commissions. . . . . . . . . . . . . . . . . . . . . . . . . . 45
     6.17 Corporate Existence, etc.. . . . . . . . . . . . . . . . . . . . . . . . 45
     6.18 Disclosure Updates.. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     6.19 Copyright Registrations. . . . . . . . . . . . . . . . . . . . . . . . . 46
     6.20 Patent Filings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
7.   NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     7.1  Indebtedness.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     7.2  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     7.3  Restrictions on Fundamental Changes. . . . . . . . . . . . . . . . . . . 48
     7.4  Disposal of Assets.. . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.5  Change Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.6  Guarantee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.7  Nature of Business.. . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.8  Prepayments and Amendments.. . . . . . . . . . . . . . . . . . . . . . . 48
     7.9  Change of Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.10 Consignments.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     7.11 Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     7.12 Accounting Methods.. . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     7.13 Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     7.14 Transactions with Affiliates.. . . . . . . . . . . . . . . . . . . . . . 49
     7.15 Suspension.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

                                         ii


     7.16 Compensation.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     7.17 Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
     7.18 Change in Location of Chief Executive Office; Inventory and
          Equipment with Bailees.. . . . . . . . . . . . . . . . . . . . . . . . . 50
     7.19 [Intentionally Omitted]. . . . . . . . . . . . . . . . . . . . . . . . . 50
     7.20 Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . 50
     7.21 Capital Expenditures.. . . . . . . . . . . . . . . . . . . . . . . . . . 51
     7.22 Sales Agency Agreements. . . . . . . . . . . . . . . . . . . . . . . . . 51
8.   EVENTS OF DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
9.   FOOTHILL'S RIGHTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . 53
     9.1  Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . 53
     9.2  Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . 55
10.  TAXES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
11.  WAIVERS; INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 56
     11.1 Demand; Protest; etc.. . . . . . . . . . . . . . . . . . . . . . . . . . 56
     11.2 Foothill's Liability for Collateral. . . . . . . . . . . . . . . . . . . 56
     11.3 Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
12.  NOTICES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. . . . . . . . . . . . . . . . . . 58
14.  DESTRUCTION OF BORROWER'S DOCUMENTS.. . . . . . . . . . . . . . . . . . . . . 59
15.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     15.1 Effectiveness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     15.2 Successors and Assigns.. . . . . . . . . . . . . . . . . . . . . . . . . 59
     15.3 Section Headings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     15.4 Interpretation.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     15.5 Severability of Provisions.. . . . . . . . . . . . . . . . . . . . . . . 60
     15.6 Amendments in Writing. . . . . . . . . . . . . . . . . . . . . . . . . . 60
     15.7 Counterparts; Telefacsimile Execution. . . . . . . . . . . . . . . . . . 60
     15.8 Revival and Reinstatement of Obligations.. . . . . . . . . . . . . . . . 60
     15.9 Integration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60

SCHEDULES AND EXHIBITS


Schedule F-1   Foreign Currency Accounts; Foreign Subsidiary Operating Amounts
Schedule P-1   Permitted Liens
Schedule 5.8   Direct and Indirect Subsidiaries
Schedule 5.10  Litigation
Schedule 6.12  Location of Inventory and Equipment
Schedule 7.1   Permitted Indebtedness

Exhibit C-1    Form of Compliance Certificate

                            LOAN AND SECURITY AGREEMENT

          THIS LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of March 30, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 and NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Borrower"), with its chief executive office located at 350 North Bernardo Avenue, Mountain View, California 94043.

          The parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION.

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

          "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, a General Intangible, or any Negotiable Collateral.

          "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale, license, or lease of goods or General Intangibles, or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

          "ADTCOM" means Adtcom Network Computing AG, a company organized under the laws of Sweden.

          "ADVANCES" has the meaning set forth in SECTION 2.1(a).

          "AFFILIATE" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, is under common control with, or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5% or more of the Stock having ordinary voting power for the election of directors (or comparable managers) or the direct or indirect power to direct the management and policies of a Person.

          "AGGREGATE FOREIGN SUBSIDIARY OPERATING AMOUNT" means, as of any date of determination thereof, the aggregate amount of Foreign Subsidiary Operating Amounts for all Foreign Subsidiaries.

          "AGREED CURRENCY" means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, the lawful currency of each Specified State and the Euro, and (iii) any other Eligible Currency which the Borrower requests Foothill to include as an Agreed Currency hereunder and which is acceptable to Foothill. If, after the designation by Foothill of any currency as an Agreed Currency, (a) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (b) such currency is, in the determination of the Foothill, no longer readily available or freely traded or (c) in the determination of the Foothill, an equivalent amount of such currency valued in Dollars at the applicable Exchange Rate is not readily calculable, Foothill shall promptly notify Borrower, and such currency shall no longer be an Agreed Currency until such time as Foothill agrees to reinstate such currency as an Agreed Currency.

          "AGREEMENT" has the meaning set forth in the preamble hereto.

          "APPLICABLE PREPAYMENT PREMIUM" means, as of any date of determination, an amount equal to (a) during the period of time from and including the date of the execution and delivery of this Agreement up to the first anniversary of the Closing Date, 3.0% TIMES the Maximum Amount, (b) during the period of time from and including the first anniversary of the Closing Date up to the second anniversary of the Closing Date, 2.0% TIMES the Maximum Amount, and (c) during the period of time from and including the second anniversary of the Closing Date and thereafter, 1.0% TIMES the Maximum Amount; PROVIDED, HOWEVER, that if the Obligations are repaid in full in cash and this Agreement is terminated concurrent with a secondary public offering by Borrower of its common Stock, a private placement by Borrower of its Stock, the issuance of subordinated debt by Borrower, the sale of all or substantially all of Borrower's Stock or Assets, or a refinancing of the Obligations by a commercial banking unit of Wells Fargo, then, in any such case, the Applicable Prepayment Premium shall be an amount equal to (a) during the period of time from and including the date of the execution and delivery of this Agreement up to the first anniversary of the Closing Date, 1.5% TIMES the Maximum Amount, (b) during the period of time from and including the first anniversary of the Closing Date up to the second anniversary of the Closing Date, 1.0% TIMES the Maximum Amount, and (c) during the period of time from and including the second anniversary of the Closing Date and thereafter, 0.5% TIMES the Maximum Amount.

          "AUTHORIZED PERSON" means any officer or other employee of Borrower.

          "AVAILABILITY" means, as of any date of determination, determined at the close of business on such date, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrower is entitled to borrow as Advances under SECTION 2.1 (after giving effect to all previously outstanding Obligations and all sublimits and Reserves applicable hereunder).

          "AVERAGE UNUSED PORTION OF MAXIMUM AMOUNT" means, as of any date of determination, (a) the Maximum Amount, LESS (b) the average Daily Balance of Advances that were outstanding during the immediately preceding month.

          "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
Section 101 ET SEQ.), as amended, and any successor statute.

          "BASE RATE" means, the rate of interest announced within Wells Fargo Bank, N.A. at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

          "BENEFIT PLAN" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

          "BORROWER" has the meaning set forth in the preamble to this Agreement.

          "BORROWER FOREIGN CURRENCY ACCOUNT" means, the Foreign Currency Account of Borrower set forth on SCHEDULE F-1.

          "BORROWER'S BOOKS" means all of Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

          "BORROWING BASE" has the meaning set forth in SECTION 2.1(a).

          "BUSINESS DAY" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

          "CASH EQUIVALENTS" means and refers to: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (c) commercial paper maturing no more than one (1) year from the date of acquisition thereof and, at the time of acquisition, having a rating of A-2 or P-2, or better, from S&P or Moody's;
(d) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

          "CHANGE OF CONTROL" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Securities Exchange Act of 1934), directly or indirectly, of more than 35% of the total voting power of all classes of Stock then outstanding of Borrower entitled to vote in the election of directors.

          "CLOSING DATE" means the date of the first to occur of the making of the initial Advance.

          "CODE" means the California Uniform Commercial Code.

          "COLLATERAL" means all of Borrower's right, title, and interest in and to each of the following:

          (a)  the Accounts,

          (b)  Borrower's Books,

          (c)  the Equipment,

          (d)  the General Intangibles,

          (e)  the Inventory,

          (f)  the Negotiable Collateral

          (g)  the Investment Property,

          (h) any money, or other assets of Borrower that now or hereafter come into the possession, custody, or control of Foothill, and

          (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrower's Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

The foregoing notwithstanding, "Collateral" shall not include any General Intangibles that are now or hereafter held by Borrower as licensee, solely in the event and to the extent that: (a) as the proximate result of the grant of a security interest, Borrower's rights in or with respect to such item of General Intangibles would be forfeited or would become terminable, or if Borrower would be deemed to have breached the underlying license or other agreement that governs such item of General Intangibles; (b) any such restriction is effective and enforceable under applicable law, including Section 9318(4) of the Code; and
(c) any such forfeiture, terminability, or breach cannot be either prevented or promptly remedied by Borrower using its commercially reasonable efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); PROVIDED, HOWEVER, that the grant of security interest hereunder shall extend to, and the term "Collateral" shall include, (1) any and all proceeds of such item of General Intangibles, (2) upon any such licensor's consent with respect to any otherwise excluded item of General Intangibles being obtained, such item of General Intangibles, and (3) any such General Intangible with respect to which any such restriction ceases to be effective or enforceable.

          "COLLATERAL ACCESS AGREEMENT" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgement agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Collateral, in each case, in form and substance satisfactory to Foothill.

          "COLLATERAL ASSIGNMENT OF RIGHTS" means that certain Collateral Assignment of Rights, dated as of the date hereof, between Borrower and Foothill.

          "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

          "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C-1 and delivered by the chief accounting officer of Borrower to Foothill.

          "COPYRIGHT SECURITY AGREEMENT" means that certain Copyright Security Agreement, dated as of the date hereof, among Borrower, NCD Acquisition, NCD Graphic Software, and Foothill.

          "DAILY BALANCE" means the amount of an Obligation owed at the end of a given day.

          "DEEMS ITSELF INSECURE" means that the Person deems itself insecure in accordance with the provisions of Section 1208 of the Code.

          "DEFAULT" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

          "DESIGNATED ACCOUNT" means account number 6488903649 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated, in writing and from time to time, by Borrower to Foothill.

          "DESIGNATED ACCOUNT BANK" means Union Bank of California, N.A., whose office is located at 99 Almaden Boulevard, 2nd Floor, San Jose, California 95113-1687, and whose ABA number is 121 000 496.

          "DILUTION" means, in each case based upon the experience of the immediately prior 6 months, the result of dividing the Dollar amount (or the Dollar equivalent amount at the then applicable Exchange Rate with respect to any other currency) of (a) bad debt write-downs, discounts, advertising, returns, promotions, credits, or other dilution with respect to the Accounts, by (b) the Dollar amount (or the Dollar equivalent amount at the then applicable Exchange Rate with respect to any Collections received in any other currency) of Borrower's Collections (excluding extraordinary items) plus the Dollar amount of CLAUSE (a).

          "DILUTION RESERVE" means, as of any date of determination, an amount sufficient to reduce Foothill's advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5.0%

          "DISBURSEMENT LETTER" means an instructional letter executed and delivered by Borrower to Foothill regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be satisfactory to Foothill.

          "DOLLARS OR $" means United States dollars.

          "DOMESTIC ACCOUNTS" means Accounts of Borrower with respect to which the Account Debtor: (a) maintains its chief executive office in the United States and is organized under the laws of the United States or any State thereof, (b) is the United States or any department, agency, or instrumentality of the United States, or (c) is any State of the United States.

          "DOMESTIC COLLECTIONS" means all Collections of Borrower other than Foreign Collections.

          "DOMESTIC SUBSIDIARIES" means NCD Graphic Software, NCD Guam, NCD Acquisition, and any other Subsidiary of Borrower organized under the laws of the United States or any State, territory or possession thereof.

          "EARLY TERMINATION PREMIUM" has the meaning set forth in SECTION 3.6.

          "ELIGIBLE ACCOUNTS" means Eligible Domestic Accounts or Eligible Foreign Accounts.

          "ELIGIBLE CURRENCY" means any currency other than Dollars (i) that is readily available, (ii) that is freely traded, (iii) in which deposits are customarily offered to banks in the London interbank market, (iv) that is convertible into Dollars in the London interbank market, (v) as to which an equivalent amount valued in Dollars at the applicable Exchange Rate may be readily calculated, and (vi) that is otherwise acceptable to Foothill in its Permitted Discretion.

          "ELIGIBLE DOMESTIC ACCOUNTS" means those Domestic Accounts created by Borrower in the ordinary course of business, that arise out of Borrower's sale of goods or rendition of services, that strictly comply with each and all of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of the one or more of the criteria set forth below; PROVIDED, HOWEVER, that such criteria may be fixed and revised from time to time by Foothill in Foothill's Permitted Discretion. Eligible Domestic Accounts shall not include the following:

          (a) Domestic Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or Domestic Accounts that are more than 60 days past due;

          (b) Domestic Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under CLAUSE (a) above or under CLAUSE (a) of the definition of Eligible Foreign Accounts;

          (c) Domestic Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower;

          (d) Domestic Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

          (e)  Domestic Accounts that are not payable in Dollars;

          (f) Domestic Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. Section 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

          (g) Domestic Accounts with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account;

          (h) Domestic Accounts with respect to an Account Debtor whose total obligations, together with those of its Affiliates, owing to Borrower exceed (a) with respect to Adtcom and its Affiliates, 35% of the sum of all Eligible Accounts, (b) with respect to Tech Data and its Affiliates, 25% of the sum of all Eligible Accounts, (c) with respect to Ingram Micro and its Affiliates, 20% of the sum of all Eligible Accounts, and (d) with respect to any other Account Debtor and its Affiliates, 10% of the sum of all Eligible Accounts, in each case, to the extent of the obligations owing by such Account Debtor in excess of such percentage, PROVIDED, HOWEVER, that Foothill shall have the right, at any time and from time to time to change the foregoing percentages in its Permitted Discretion;

          (i) Domestic Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

          (j) Domestic Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

          (k) Domestic Accounts with respect to which the goods giving rise to such Domestic Account have not been shipped and billed to the Account Debtor, the services giving rise to such Domestic Account have not been performed and accepted by the Account Debtor, or the Domestic Account otherwise does not represent a final sale;

          (l) Domestic Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

          (m) Domestic Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services; and

          (n) Domestic Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office.

          "ELIGIBLE EXTENDED TERM DOMESTIC ACCOUNTS" means Domestic Accounts owing by Tech Data, Ingram Micro, or their respective Affiliates that do not qualify as Eligible Domestic Accounts solely because the Account Debtor has failed to pay such Domestic Account within 90 days of original invoice date or because such Domestic Accounts are more than 60 days past due, PROVIDED, HOWEVER, that Eligible Extended Term Domestic Accounts shall not include Domestic Accounts of Tech Data, Ingram Micro, or their respective Affiliates, that the Account Debtor has failed to pay within 120 days of original invoice date or Domestic Accounts that are more than 90 days past due.

          "ELIGIBLE EXTENDED TERM FOREIGN ACCOUNTS" means Foreign Accounts owing by Tech Data, Ingram Micro, or their respective Affiliates that do not qualify as Eligible Foreign Accounts solely because the Account Debtors has failed to pay such Foreign Accounts within 90 days of original invoice date or because such Foreign Accounts are more than 60 days past due, PROVIDED, HOWEVER, that Eligible Extended Term Foreign Accounts shall not include Foreign Accounts of Tech Data, Ingram Micro, or their respective Affiliates that the Account Debtor has failed to pay within 120 days of original invoice date or Foreign Accounts that are more than 90 days past due.

          "ELIGIBLE FOREIGN ACCOUNTS" means those Foreign Accounts created by Borrower in the ordinary course of business, that arise out of Borrower's sale of goods or rendition of services, that strictly comply with each and all of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of the one or more of the criteria set forth below; PROVIDED, HOWEVER, that such criteria may be fixed and revised from time to time by Foothill in Foothill's Permitted Discretion. Eligible Foreign Accounts shall not include the following:

          (a) Foreign Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or Foreign Accounts that are more than 60 days past due;

          (b) Foreign Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under CLAUSE (a) above or under CLAUSE (a) of the definition of Eligible Domestic Accounts;

          (c) Foreign Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower;

          (d) Foreign Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

          (e) Foreign Accounts that are not payable in Dollars or an Agreed Currency or with respect to which the Account Debtor: (i) does not maintain its chief executive office in a Specified State, or (ii) is not organized under the laws of a Specified State, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof;

          (f) Foreign Accounts with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to such Foreign Account;

          (g) Foreign Accounts with respect to an Account Debtor whose total obligations, together with those of its Affiliates, owing to Borrower (net of the amount of the obligations of such Account Debtor or its Affiliates deemed ineligible under CLAUSE (h) of the definition of Eligible Domestic Accounts) exceed (a) with respect to Adtcom and its Affiliates, 35% of the sum of all Eligible Accounts, (b) with respect to Tech Data and its Affiliates, 25% of the sum of all Eligible Accounts, (c) with respect to Ingram Micro and its Affiliates, 20% of the sum of all Eligible Accounts, and (d) with respect to any other Account Debtor and its Affiliates, 10% of the sum of all Eligible Accounts, in each case, to the extent of the obligations owing by such Account Debtor in excess of such percentage, PROVIDED, HOWEVER, that Foothill shall have the right, at any time and from time to time to change the foregoing percentages in its Permitted Discretion;

          (h) Foreign Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

          (i) Foreign Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

          (j) Foreign Accounts with respect to which the goods giving rise to such Foreign Account have not been shipped and billed to the Account Debtor, the services giving rise to such Foreign Account have not been performed and accepted by the Account Debtor, or the Foreign Account otherwise does not represent a final sale;

          (k) Foreign Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

          (l) Foreign Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services; and

          (m) Foreign Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office.

          "EQUIPMENT" means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including,
(a) any interest of Borrower in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, 29 U.S.C. Sections 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

          "ERISA AFFILIATE" means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

          "EURO" means the euro referred to in Council Regulation (EC) No. 1103/97 dated dune 17, 1997, passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

          "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.

          "EXCESS AVAILABILITY" means the amount, as of the date any determination thereof is to be made, equal to the result of (a) Availability PLUS (b) Borrower's unrestricted cash and cash equivalents MINUS (c) the aggregate amount, if any, of all trade payables of Borrower aged in excess of their historical levels with respect thereto and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Foothill.

          "EXCHANGE RATE" means, as of any date of determination thereof, the nominal rate of exchange (vis-a-vis Dollars) for a currency other than Dollars published in the Wall Street Journal (Western Edition) on such date of determination (which shall be a Business Day on which the Wall Street Journal (Western Edition) is published), expressed as the number of units of such other currency per one Dollar.

          "EXEMPT COPYRIGHT" means any Incipient Copyright or any Obsolete Copyright.

          "EXEMPT PATENT" means any Incipient Patent or any Obsolete Patent.

          "FEIN" means Federal Employer Identification Number.

          "FOOTHILL" has the meaning set forth in the preamble to this Agreement.

          "FOOTHILL ACCOUNT" has the meaning set forth in SECTION 2.7.

          "FOOTHILL EXPENSES" means all: costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Foothill; reasonable fees or charges paid or incurred by Foothill in connection with Foothill's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC and comparable foreign searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals); costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; reasonable costs and expenses paid or incurred by Foothill in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrower or any guarantor; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

          "FOREIGN ACCOUNTS" means any Accounts of Borrower other than Domestic Accounts.

          "FOREIGN COLLECTIONS" means all Collections of Borrower paid by any Person that (i) does not maintain its chief executive office in the United States, (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof.

          "FOREIGN CURRENCY ACCOUNT" means, with respect to Borrower and each of the Foreign Subsidiaries, the non-Dollar denominated bank account of Borrower or such Foreign Subsidiary, as the case may be, maintained with a Foreign Currency Account Bank and having the account number set forth on SCHEDULE F-1.

          "FOREIGN CURRENCY ACCOUNT BANKS" means Barclays Bank, whose office is located at P.O. Box 756 Hamilton Road, Slough SL1 4SG, England, Royal Bank of Canada, whose office is located at Royal Bank Plaza, Business Banking Centre, 200 Bay Street, 5th Floor, South Tower, Toronto Ontario, M5J 215, Canada, and, solely with respect to each of the Foreign Subsidiaries of Borrower, the other bank or financial institutions set forth next to such Foreign Subsidiaries name on SCHEDULE F-1.

          "FOREIGN EXCHANGE RESERVE" means, as of any date of determination thereof, a reserve for foreign currency exchange rate risk with respect to the Foreign Accounts in such amount as shall be determined by Foothill in its Permitted Discretion from time to time, which amount shall initially be established at an amount equal to 5% of the amount of Borrower's Foreign Accounts outstanding at any time.

          "FOREIGN SUBSIDIARIES means NCD Australia, NCD Benelux, NCD Canada, NCD UK, NCD France, NCD Germany, NCD Sweden, and any other Subsidiary of Borrower duly organized and validly existing under the laws of a jurisdiction outside of the United States and its territories and possessions.

          "FOREIGN SUBSIDIARY OPERATING AMOUNT" means, with respect to each Foreign Subsidiary as of any date of determination thereof, an amount, in Dollars, equal to such Foreign Subsidiary's average monthly disbursements incurred in the ordinary course of business and consistent with such Foreign Subsidiary's historical practices for the 3 month period ending as of such date of determination, which amount, as of the Closing Date, is set forth on SCHEDULE F-1.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

          "GENERAL INTANGIBLES" means all of Borrower's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

          "GOVERNMENTAL AUTHORITY" shall mean any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

          "GOVERNING DOCUMENTS" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

          "GUARANTORS" means, individually and collectively, jointly and severally, each of Borrower's Subsidiaries.

          "GUARANTOR SECURITY AGREEMENT" means that certain Security Agreement, dated as of the date hereof, among the Guarantors and Foothill.

          "GUARANTY" means that certain General Continuing Guaranty, dated as of the date hereof, executed by each Guarantor in favor of Foothill.

          "HAZARDOUS MATERIALS" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

          "INCIPIENT COPYRIGHT" means any copyright that: (a) relates to copyrightable material of a Person (i) under development (whether in the form of a new product, a new version of a pre-existing product, an upgrade, add-on, or modification to a pre-existing product, or otherwise) that has not yet become a completed product, version, upgrade, add-on, or modification that is ready to be marketed by or on behalf of such Person, or (ii) has never been marketed by or on behalf of such Person; and (b) is not the subject of licenses thereof or other dispositions by such Person giving rise to accounts, contract rights, or other form of obligation.

          "INCIPIENT PATENT" means any patent that: (a) relates to a patentable invention of a Person (i) under development (whether in the form of a new invention, a new version of a pre-existing invention, an upgrade, add-on, or modification to a pre-existing invention, or otherwise) that has not yet become a completed invention, upgrade, improvement, add-on, or modification which is ready to be marketed by or on behalf of such Person, or (ii) has never been marketed by or on behalf of such Person; and (b) is not the subject of licenses thereof or other dispositions by such Person giving rise to accounts, contract rights, or other form of obligation.

          "INDEBTEDNESS" means: (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower under capital leases,
(d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

          "INGRAM MICRO" means Ingram Micro, Inc., a Delaware corporation.

          "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law of any applicable jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, liquidation or other similar relief.

          "INTANGIBLE ASSETS" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

          "INTELLECTUAL PROPERTY" has the meaning set forth in SECTION 5.16

          "INVENTORY" means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

          "INVESTMENT" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) BONA FIDE accounts arising from the sale of goods or rendition of services in the ordinary course of business consistent with past practice), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "INTERCOMPANY SUBORDINATION AGREEMENT" means that certain Subordination Agreement, dated as of the date hereof, among Foothill, Borrower, and each of Borrower's Subsidiaries.

          "INVESTMENT PROPERTY" means "investment property" as that term is defined in the Code.

          "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

          "LOAN ACCOUNT" has the meaning set forth in SECTION 2.10.

          "LOAN DOCUMENTS" means this Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Stock Pledge Agreement, the Collateral Assignment of Rights, the Guaranty, the Guarantor Security Agreement, the Intercompany Subordination Agreement, the Disbursement Letter, the Lockbox Agreements, and any other agreement entered into, now or in the future, in connection with this Agreement.

          "LOCKBOX ACCOUNT" shall mean a depositary account established pursuant to one of the Lockbox Agreements.

          "LOCKBOX AGREEMENTS" means those certain Lockbox Operating Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among Borrower, Foothill, and one of the Lockbox Banks.

          "LOCKBOX BANKS" means Union Bank of California, N.A.

          "LOCKBOXES" has the meaning set forth in SECTION 2.7.

          "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower or Borrower and its Subsidiaries as a whole, (b) the material impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of Foothill to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral.

          "MATURITY DATE" has the meaning set forth in SECTION 3.5.

          "MAXIMUM AMOUNT" means $15,000,000.

          "NCD AUSTRALIA" means Network Computing Devices Australia Pty Ltd, a company organized under the laws of Australia.

          "NCD BENELUX" means Network Computing Devices (Benelux) B.V., a company organized under the laws of The Netherlands, having its corporate seat in Hoofddorp.

          "NCD CANADA" means Network Computing Devices (Canada), Inc., a corporation organized under the laws of Canada

          "NCD FRANCE" means Network Computing Devices (France) S.A.R.L., a company organized under the laws of France.

          "NCD GERMANY" means Network Computing Devices, GmbH, a company organized under the laws of Germany.

          "NCD GRAPHIC SOFTWARE" means NCD Graphic Software Corporation, an Oregon corporation.

          "NCD GUAM" means Network Computing Devices (FSC), Inc., a Guam corporation.

          "NCD ACQUISITION" means NCD Acquisition Corp., an Indiana corporation.

          "NCD UK" means Network Computing Devices (UK), Ltd., a company organized under the laws of England.

          "NCD SWEDEN" means Network Computing Devices Scandinavia AB, a company organized under the laws of Sweden.

          "NEGOTIABLE COLLATERAL" means all of Borrower's present and future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein such Person is the lessor), chattel paper, and Books relating to any of the foregoing.

          "OBLIGATIONS" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums (including Applicable Prepayment Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

          "OBSOLETE COPYRIGHT" means any copyright that relates to copyrightable material of a Person that, in such Person's good faith determination: (a) is no longer sold or marketed by such Person; (b) is not generating any material amount of Accounts or revenues of such Person; and (c) does not have a material fair market value.

          "OBSOLETE PATENT" means any patent that relates to an invention of a Person that, in such Person's good faith determination: (a) is no longer sold or marketed by such Person; (b) is not generating any material amount of Accounts or revenues of such Person; and (c) does not have a material fair market value.

          "OVERADVANCE" has the meaning set forth in SECTION 2.5.

          "PARTICIPANT" means any Person to which Foothill has sold a participation interest in its rights under the Loan Documents.

          "PATENT SECURITY AGREEMENT" means that certain Patent Security Agreement, dated as of the date hereof, among Borrower, NCD Acquisition, NCD Graphic Software, and Foothill.

          "PBGC" means the Pension Benefit Guaranty Corporation as defined in Title IV of ERISA, or any successor thereto.

          "PERMITTED DISCRETION", with respect to any determination by Foothill, means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

          "PERMITTED DISPOSITIONS" means the sale by Borrower of Inventory in the ordinary course of Business.

          "PERMITTED INVESTMENTS" means (a)  Investments in Cash Equivalents,
(b) advances made in connection with purchases of goods or services in the ordinary course of business, (c) to the extent constituting Investments, the provision of funds by Borrower to the Foreign Subsidiaries for working capital purposes in accordance with SECTION 2.7(c), and (d) Investments made prior to the Closing Date by Borrower in New Century Hospitality Network, in an aggregate amount of $1,000,000, as evidenced by that certain Convertible Promissory Note, dated July 30, 1999, in the original principal amount of $1,000,000 (of which only $800,000 was advanced), and by that certain Promissory Note, dated July 30, 1999, in the original principal amount of $200,000.

          "PERMITTED LIENS" means (a) Liens held by Foothill, (b) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on SCHEDULE P-1, (d) (i) the interests of lessors under operating leases, and (ii) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Purchase Money Indebtedness permitted under SECTION 7.1 hereof and so long as the Lien attaches only to the asset purchased or acquired and the proceeds thereof, purchase money Liens and the interests of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under SECTION 7.21 and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrower, (i) Liens of or resulting from any judgment or award that reasonably could not be expected to result in a Material Adverse Change and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, and (j) with respect to any Real Property, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by Borrower or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of Borrower.

          "PERMITTED PROTEST" means the right of Borrower to protest any Lien other than any such Lien that secures the Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien or other tax lien that has priority to the Liens granted herein), or rental payment, provided that (a) a Reserve with respect to such obligation is established on the books of Borrower in an amount that is reasonably satisfactory to Foothill,
(b) any such protest is instituted and diligently prosecuted by Borrower in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

          "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          "PROJECTIONS" means, with respect to any Person, such Person's forecasted consolidated (a) balance sheets, (b) statements of income, and (c) cash flow statements, all prepared on a basis consistent with its historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

          "REAL PROPERTY'' means any estates or interests in real property now owned or hereafter acquired by Borrower.

          "REPORTABLE EVENT" means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

          "RESERVES" means all Foreign Exchange Reserves, Dilution Reserves (if any), and any other reserves that may be established under this Agreement (including pursuant to SECTION 2.1).

          "SALES AGENCY AGREEMENTS" means, collectively, all of the sales agency agreements, commission agreements, or other agreements between Borrower and each Foreign Subsidiary pursuant to which each Foreign Subsidiary is appointed as a sales agent for Borrower.

          "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

          "SPECIFIED STATE" means, England, Scotland, Wales, Ireland, Australia, France, Germany, Italy, New Zealand, Canada, Norway, Finland, Switzerland, Sweden, Belgium, Japan, Singapore, the Netherlands, or any other country approved by Foothill in its sole discretion.

          "STOCK" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          "STOCK PLEDGE AGREEMENT" means that certain Stock Pledge Agreement, dated as of the date hereof, between Borrower and Foothill.

          "SUBSIDIARY" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

          "SUBSIDIARY FOREIGN CURRENCY OPERATING ACCOUNT" means, with respect to any Foreign Subsidiary, the Foreign Currency Account of such Foreign Subsidiary set forth on SCHEDULE F-1.

          "TANGIBLE NET WORTH" means, as of any date of determination, the difference of (a) Borrower's total stockholder's equity, MINUS (b) the sum of:
(i) all Intangible Assets of Borrower, (ii) all of Borrower's prepaid expenses, and (iii) all amounts due to Borrower from Affiliates.

          "TECH DATA" means Tech Data Corporation, a Florida corporation.

          "TRADEMARK SECURITY AGREEMENT" means that certain Trademark Security Agreement, dated as of the date hereof, among Borrower, NCD Acquisition, NCD Graphic Software, and Foothill.

          "VOIDABLE TRANSFER" has the meaning set forth in SECTION 15.8.

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise.

          1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

          1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.   LOAN AND TERMS OF PAYMENT.

          2.1  REVOLVING ADVANCES.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Amount, or (ii) the result of (A) the Borrowing Base LESS (B) the aggregate amount of the Reserves (other than Foreign Exchange Reserves). For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean, THE SUM OF:

               (y)  the lesser of:

                     (i)   the sum of

                           (A)     85% of Eligible Domestic Accounts, PLUS

                           (B) the lesser of (1) the sum of 85% of Eligible Extended Term Domestic Accounts and (2) $1,000,000; and

                     (ii) an amount equal to 66 2/3% of Borrower's Collections with respect to Domestic Accounts for the immediately preceding 90 day period

               PLUS

               (z)  the least of

                     (i)   the result of:

                           (A) the lesser of 75% of Eligible Foreign Accounts, PLUS

                           (B) the lesser of (1) 75% of Eligible Extended Term Foreign Accounts, and (2) the result of $1,000,000 MINUS the amount of Availability created pursuant to CLAUSE (y)(i)(B) above, MINUS

                           (C)     the aggregate amount of Foreign Exchange
                           Reserves;

                     (ii)  $7,500,000;

                     (iii) the amount of Availability created pursuant to
               CLAUSE (y) above; and

                     (iv) an amount equal to a percentage (to be determined by Foothill from time to time in its Permitted Discretion) of Borrower's Collections with respect to Foreign Accounts for a period of time (to be determined by Foothill from time to time in its Permitted Discretion) preceding any date of determination of the Borrowing Base.

               (b) Anything to the contrary in this SECTION 2.1 notwithstanding, Foothill shall have the right to establish reserves in such amounts, and with respect to such matters as Foothill in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that the Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and have failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrower to the extent secured by a Lien (other than any existing Permitted Lien set forth on SCHEDULE P-1 that specifically is identified thereon as entitled to have priority over Foothill's Liens) on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of Foothill, would be likely to have a priority superior to the Liens of Foothill (such as landlord liens, ad valorem taxes, property taxes, or sales taxes where given priority under applicable law) in and to such item of the collateral.

               (c) Foothill shall have no obligation to make Advances hereunder to the extent they would cause the outstanding Obligations to exceed the Maximum Amount.

               (d) Amounts borrowed pursuant to this SECTION 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          2.2  [INTENTIONALLY OMITTED].

          2.3  [INTENTIONALLY OMITTED].

          2.4  [INTENTIONALLY OMITTED].

          2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to SECTIONS 2.1 is greater than either the Dollar or percentage limitations set forth in SECTIONS 2.1 (an "Overadvance"), Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill first, to repay Advances outstanding under
SECTION 2.1 and, thereafter, to repay any other outstanding Obligations.

          2.6  INTEREST:  RATES, PAYMENTS, AND CALCULATIONS.

               (a) Interest Rate. Except as provided in CLAUSE (c) below, (i) all Obligations shall bear interest at a per annum rate of 0.75 percentage points above the Base Rate.

               (b)  [Intentionally omitted].

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4.0 percentage points above the per annum rate otherwise applicable hereunder.

               (d) Minimum Interest. In no event shall the rate of interest chargeable hereunder for any day be less than 8.0% per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

               (e) Payments. Interest payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest, all Foothill Expenses (as and when incurred), the fees and charges provided for in SECTION 2.11 (as and when accrued or incurred), and all installments or other payments due under any Loan Document to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

               (f) Computation. In the event the Base Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

               (g) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

          2.7  COLLECTION OF ACCOUNTS.

               (a) Borrower shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of Borrower to remit all Domestic Collections and all Foreign Collections payable in Dollars in respect thereof to such Lockboxes or to a Lockbox Account. Borrower, Foothill, and the Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Domestic Collections at a Lockbox Bank. Borrower agrees that all Domestic Collections and other amounts received by Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a Lockbox Account. No Lockbox Agreement or arrangement contemplated thereby shall be modified by Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each Business Day into an account (the "Foothill Account") maintained by Foothill at a depositary selected by Foothill.

               (b) Borrower may maintain one or more Borrower Foreign Currency Accounts with the Foreign Currency Account Banks. Borrower and each of its Subsidiaries at all times promptly shall deposit all Foreign Collections and other amounts payable in any currency other than Dollars and received by Borrower or any of its Subsidiaries from any source, to the extent such Foreign Collections and other amounts are not deposited in a Lockbox Account, immediately upon receipt thereof into the applicable Borrower Foreign

Currency Account. Each of the Foreign Subsidiaries may maintain with a Foreign Currency Account Bank one or more Subsidiary Foreign Currency Operating Accounts, but shall not maintain on deposit in any Subsidiary Foreign Currency Operating Account any Collections from any source other than Borrower. Subject to the immediately following sentence, Borrower from time to time may provide each of the Foreign Subsidiaries with funds for working capital purposes out of non-Dollar denominated amounts in the Borrower Foreign Currency Account, and each of the Foreign Subsidiaries shall maintain on deposit in the Subsidiary Foreign Currency Operating Accounts such funds until used by such Foreign Subsidiary for working capital purposes. On the last Business Day of each week,
(i) to the extent that the aggregate Dollar amount (Based upon the applicable Exchange Rate as of such Business Day) of balances in any Foreign Currency Account of any Foreign Subsidiary exceeds an amount equal to 75% of such Foreign Subsidiary's Foreign Subsidiary Operating Amount, such excess shall be wired into a Foreign Currency Account of Borrower or converted into Dollars (at Borrower's expense) and wired into the Foothill Account, and (ii) to the extent that the aggregate Dollar amount (based upon the applicable Exchange Rate as of such Business Day) of balances in all Foreign Currency Accounts (after giving effect to any wire transfer made pursuant to the foregoing CLAUSE (i)) exceeds the Aggregate Foreign Subsidiary Operating Amount, such excess shall be converted into Dollars (at Borrower's sole expense) and wired into the Foothill Account.

               (c) Each Lockbox Bank shall establish and maintain tri-party blocked account agreements with Foothill and Borrower, in form and substance reasonably acceptable to Foothill. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such accounts and proceeds thereof are held by such banks as agent or bailee-in-possession for Foothill, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fee and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) the bank executing the agreement agrees immediately to forward by daily sweep all amounts received in the applicable account to the Foothill Account.

               (d) Each Foreign Currency Bank shall establish and maintain tri-party blocked-on-demand account agreements with Foothill and Borrower or its Subsidiaries, as applicable, in form and substance reasonably acceptable to Foothill, it being expressly understood that the establishment of such tri-party blocked-on-demand account agreements shall not be a condition precedent to the effectiveness hereof; PROVIDED, HOWEVER, that until all such tri-party blocked-on-demand account agreements shall be established, all Foreign Accounts shall be deemed to not be Eligible Foreign Accounts.

               (e) Borrower shall not, and shall cause each of its Subsidiaries to not, accumulate or maintain cash in disbursement or payroll accounts (not including any Foreign Currency Account) as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements. Borrower and the Foreign Subsidiaries shall close any of their accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Foothill that the creditworthiness of any bank holding an account is no longer acceptable in Foothill's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Foothill that the operating performance, funds transfer or availability procedures or performance with respect to accounts or Lockboxes of the bank holding such accounts or Foothill's liability under any tri-party blocked account agreement or tri-party blocked-on-demand account agreement, as applicable, with such bank is no longer acceptable in Foothill's reasonable judgment.

               (f) The arrangements contemplated in this SECTION 2.7 shall not be modified by Borrower or any of the Foreign Subsidiaries without the prior written consent of Foothill.

          2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the Lockbox Banks, the Foreign Currency Accounts Banks, or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under SECTION 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrower for 1 Business Day of 'clearance' or 'float' at the rate set forth in SECTION 2.6(a)(i) or SECTION 2.6(c)(i), as applicable, on all Collections that are received by Borrower (regardless of whether forwarded by the Lockbox Banks or Foreign Currency Account Banks to Foothill, whether provisionally applied to reduce the Obligations under SECTION 2.1, or otherwise). This across-the-board 1 Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging 1 Business Day of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

          2.9 DESIGNATED ACCOUNT. Foothill is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to SECTION 2.6(e). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any Advance requested by Borrower and made by Foothill hereunder shall be made to the Designated Account.

          2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS.
       Foothill shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by Foothill to Borrower or for Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of Borrower. In accordance with SECTION 2.8, the Loan Account will be credited with all payments received by Foothill from Borrower or for Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render monthly statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Foothill unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements.

          2.11 FEES.  Borrower shall pay to Foothill the following fees:

               (a) Origination Fee. On the Closing Date, an origination fee of $112,500;

               (b) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.50% per annum times the Average Unused Portion of the Maximum Amount;

               (c) Collateral Management Fee. On the first day of each month during the term of this Agreement, a collateral management fee of $2,500 per month; and

               (d) Financial Examination, Documentation, and Appraisal Fees. Foothill's customary fee of $750 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Foothill; Foothill's out-of-pocket expenses for each appraisal of the Collateral performed by personnel employed by Foothill; and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrower or to appraise the Collateral; and, at the Borrowers' election, a one time charge of $3,000 plus out-of-pocket expenses for the establishment of electronic collateral reporting systems.

3.   CONDITIONS; TERM OF AGREEMENT.

          3.1  CONDITIONS PRECEDENT TO THE INITIAL ADVANCE.

          The obligation of Foothill to make the initial Advance is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

               (a)  The Closing Date shall occur on or before March 31, 2000;

               (b) Foothill shall have received searches reflecting the filing of its financing statements and fixture filings;

               (c) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (i)    the Lockbox Agreements;

                    (ii)   the Disbursement Letter;

                    (iii) UCC termination statements and other documentation evidencing the termination of all Liens in and to the properties and assets of Borrower other than Permitted Liens;

                    (iv)   the Copyright Security Agreement;

                    (v)    the Patent Security Agreement;

                    (vi)   the Trademark Security Agreement;

                    (vii) the Stock Pledge Agreement, together with the original shares of Stock that are the subject of the Liens created thereunder and stock powers, executed in blank, with respect thereto;

                    (viii) the Collateral Assignment of Rights, together with
               the original promissory notes that are the subject thereof;

                    (ix)   the Guaranty;

                    (x)    the Guarantor Security Agreement; and

                    (xi)   the Intercompany Subordination Agreement;

               (d) Foothill shall have received a certificate from the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same;

               (e) Foothill shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

               (f) Foothill shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

               (g) Foothill shall have received certificates of status with respect to Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

               (h) Foothill shall have received a certificate from the Secretary of each Subsidiary of Borrower attesting to the resolutions of such Subsidiary's Board of Directors authorizing its execution, delivery, and performance of each Loan Document to which such Subsidiary is a party and authorizing specific officers of such Subsidiary to execute the same;

               (i) Foothill shall have received copies of each of Borrower's Subsidiary's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Subsidiary;

               (j) Foothill shall have received a certificate of status (or the applicable foreign equivalent, if any) with respect to each Subsidiary of Borrower, in each case, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Subsidiary, which certificate shall indicate that such Subsidiary is in good standing in such jurisdiction;

               (k) Foothill shall have received certificates of status (or the applicable foreign equivalent, if any) with respect to each Subsidiary of Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which the failure of such Subsidiary to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Subsidiary is in good standing in such jurisdictions;

               (l) Foothill shall have received a certificate of insurance, together with the endorsements thereto, as are required by SECTION 6.10, the form and substance of which shall be satisfactory to Foothill and its counsel;

               (m) Foothill shall have received Collateral Access Agreements relative to Borrower's facilities located in Mountain View, California, and Beaverton, Oregon;

               (n) Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

               (o) Foothill shall have received a certificate from the chief financial officer of Borrower that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

               (p) Foothill shall have received a copy of Borrower's 10-K for its fiscal year ending December 31, 1999, certified as being true, correct, and complete, by the Secretary of Borrower, and the same shall be satisfactory to Foothill in its sole discretion;

               (q) Foothill shall have received Borrower's Projections for its fiscal year ending December 31, 2000, on a month-by-month basis,

               (r) Foothill shall have received copies of all of the Sales Agency Agreements, certified as being true, correct, and complete by the Secretary of Borrower, and the same shall be satisfactory to Foothill in its sole discretion;

               (s) Foothill shall have received copies of each of Borrower's material license agreements (whether Borrower is the licsenor or licensee under such license agreement) certified as being true, correct, and complete by the Secretary of Borrower, and the same shall be satisfactory to Foothill in its sole discretion;

               (t) Foothill shall have received a copy of that certain Investment Agreement between Borrower and New Century Hospitality Network, Inc., dated as of July 30, 1999, certified as being true, correct, and complete by the Secretary of Borrower, and the same shall be satisfactory to Foothill in its sole discretion;

               (u) Borrower shall have Excess Availability of not less than $10,000,000; and

               (v) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          3.2  CONDITIONS PRECEDENT TO ALL ADVANCES.

          The following shall be conditions precedent to all Advances hereunder:

               (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

               (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof, and

               (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Foothill, or any of their Affiliates.

          3.3  CONDITION SUBSEQUENT.    As conditions subsequent to initial
closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

               (a) within 30 days of the Closing Date, deliver to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by SECTION 6.10, the form and substance of which shall be satisfactory to Foothill and its counsel;

               (b) within 30 days of the Closing Date, Foothill shall have received satisfactory evidence that all Intellectual Property of any of Borrower's Subsidiaries shall have been assigned to Borrower;

               (c) within 30 days of the Closing Date, Foothill shall have received satisfactory evidence that all of Borrower's copyrightable material (other than Exempt Copyrights), including copyrightable material assigned to Borrower pursuant to SECTION 3.3(b), shall have been registered with the United States Copyright Office, and that all such copyrightable material and any proceeds thereof are specifically encumbered by the Copyright Security Agreement;

               (d) within 30 days of the Closing Date, Foothill shall have received satisfactory evidence that all of Borrower's patentable inventions (other than Exempt Patents), including patentable inventions assigned to Borrower pursuant to SECTION 3.3(b), shall have been registered with the United States Patent and Trademark Office, and that all such patentable inventions and any proceeds thereof are specifically encumbered by the Patent Security Agreement;

               (e) within 30 days of the Closing Date, each Foreign Currency Bank shall establish and maintain tri-party blocked-on-demand account agreements with Foothill and Borrower or its Subsidiaries in accordance with SECTION 2.7(d);

               (f) within 90 days of the Closing Date, deliver or cause to be delivered such agreements, instruments, or other documents, including an opinion of counsel in form and substance satisfactory to Foothill, as Foothill shall request in order to perfect its security interest in Borrower's Inventory and other property located in The Netherlands; and

               (g) upon Foothill's request, within 90 days of the Closing Date, deliver or cause to be delivered such agreements, instruments, or other documents, including an opinion of counsel in form and substance satisfactory to Foothill, as Foothill shall request in order to perfect its security interest in Borrower's Inventory and other property located in Thailand; and

          3.4  TERM.    This Agreement shall become effective upon the execution
and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Maturity Date") that is 3 years from the Closing Date. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this

Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          3.5  EFFECT OF TERMINATION.    On the date of termination of this
Agreement, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated.

          3.6  EARLY TERMINATION BY BORROWER.    The provisions of SECTION 3.4
to the contrary notwithstanding, Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, in full, together with the Applicable Prepayment Premium.

          3.7  TERMINATION UPON EVENT OF DEFAULT.    If Foothill terminates this
Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Applicable Prepayment Premium. The Applicable Prepayment Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Applicable Prepayment Premium provided for in this SECTION 3.7 shall be deemed included in the Obligations.

4.   CREATION OF SECURITY INTEREST.

          4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Collateral shall attach to all Collateral without further act on the part of Foothill or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower has no authority, express or implied, to dispose of any of its property or assets.

          4.2  NEGOTIABLE COLLATERAL.    In the event that any Collateral,
including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower, immediately shall endorse and deliver physical possession of such Negotiable Collateral to Foothill.

          4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL.

          At any time, Foothill or Foothill's designee may (a) notify Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein, and (b) upon the occurrence and during the continuance of an Event of Default, collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by Borrower.

          4.4  DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED.    At any time
upon the request of Foothill, Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill reasonably may request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

          4.5  POWER OF ATTORNEY.    Borrower hereby irrevocably makes,
constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in SECTION 4.4, sign the name of Borrower on any of the documents described in SECTION 4.4, (b) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (f) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

          4.6  RIGHT TO INSPECT.    Foothill (through any of its officers,
employees, or agents) shall have the right, from time to time hereafter and, so long as no Event of Default shall have occurred and be continuing during normal business hours, to inspect Borrower's book and records and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

5.   REPRESENTATIONS AND WARRANTIES.

          In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance made thereafter, as though made on and as of the date of such Advance (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

          5.1  NO ENCUMBRANCES.    Borrower has good and indefeasible title to
the Collateral, free and clear of Liens except for Permitted Liens.

          5.2  ELIGIBLE ACCOUNTS.    The Eligible Accounts are bona fide
existing obligations created by the sale and delivery of Inventory or the rendition of services by Borrower to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor and any services giving rise to such Eligible Accounts have been fully performed. Neither Borrower nor any of its Subsidiaries has received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Account Debtor regarding any Eligible Account.

          5.3  [INTENTIONALLY OMITTED].

          5.4  EQUIPMENT.    All of the Equipment is used or held for use in
Borrower's business and is fit for such purposes.

          5.5  LOCATION OF INVENTORY AND EQUIPMENT.    The Inventory and
Equipment are (a) except as set forth on SCHEDULE 6.12, not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent, which consent shall not unreasonably be withheld), and (b) are located only at the locations identified on SCHEDULE 6.12 or otherwise permitted by
SECTION 6.12.

          5.6  INVENTORY RECORDS.    Borrower keeps correct and accurate records
itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

          5.7  LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN.    The chief executive
office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 77-0177255.

          5.8  DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

               (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to have a Material Adverse Change.

               (b) Set forth on SCHEDULE 5.8, is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding Stock of each such Subsidiary has been validly issued and is fully paid and nonassessable.

               (c) Except as set forth on SCHEDULE 5.8, no Stock (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for Stock) of any direct or indirect Subsidiary of Borrower is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

          5.9  DUE AUTHORIZATION; NO CONFLICT.

               (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

               (b) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation (including Regulations T, U, and X of the Federal Reserve Board) applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower.

               (c) Other than the filing of appropriate financing statements, fixture filings, and mortgages, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

               (d) This Agreement and the Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (e) The Liens granted by Borrower to Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

          5.10 LITIGATION.    There are no actions or proceedings pending by or
against Borrower or any of its Subsidiaries before any court or administrative agency and neither Borrower nor any of its Subsidiaries has knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower, any of its Subsidiaries, or any other guarantor of the Obligations, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on
SCHEDULE 5.10; and (c) matters arising after the date hereof that, if decided adversely to Borrower, any such Subsidiary, or any such guarantor, as the case may be, reasonably could not be expected to result in a Material Adverse Change.

          5.11 NO MATERIAL ADVERSE CHANGE.    All financial statements relating
to Borrower, any of its Subsidiaries, or any other guarantor of the Obligations that have been delivered by Borrower or its Subsidiaries to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's (or such Subsidiary's or guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower (or such Subsidiary or guarantor, as applicable) since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

          5.12 SOLVENCY.    Borrower and each of its Subsidiaries is Solvent.
No transfer of property is being made by Borrower or any of its Subsidiaries and no obligation is being incurred by Borrower or any of its Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or any of its Subsidiaries.

          5.13 EMPLOYEE BENEFITS.    None of Borrower, any of its Subsidiaries,
or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

          5.14 ENVIRONMENTAL CONDITION.    None of Borrower's properties or
assets has ever been used by Borrower or, to the best of Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

          5.15 BROKERAGE FEES.    No brokerage commission or finders fees has or
shall be incurred or payable in connection with or as a result of Borrower's obtaining financing from Foothill under this Agreement, and Borrower has not utilized the services of any broker or finder in connection with Borrower's obtaining financing from Foothill under this Agreement.

          5.16 PERMITS AND OTHER INTELLECTUAL PROPERTY.    Borrower owns or
possesses adequate licenses or other rights to use all Permits, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets, source code, and know-how (collectively, the "Intellectual Property") that are necessary for the operation of its business as currently conducted. Except as set forth on SCHEDULE 5.10, no claim is pending or threatened to the effect that Borrower infringes upon, or conflicts with, the asserted rights of any other Person under any Intellectual Property, and there is no basis for any such claim (whether pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by Borrower, or in which Borrower otherwise has the right to use is invalid or unenforceable by Borrower, and there is no basis for any such claim (whether or not pending or threatened). No Subsidiary of Borrower holds of record or beneficially, or has filed an application for, any copyright, patent, or trademark.

6.   AFFIRMATIVE COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, and unless Foothill shall otherwise consent in writing, Borrower shall do, and cause each of its Subsidiaries to do, all of the following:

          6.1  ACCOUNTING SYSTEM.    Maintain a standard and modern system of
accounting that enables Borrower to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from time to time may be requested by Foothill. Borrower and its Subsidiaries also shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

          6.2  COLLATERAL REPORTING.    Provide Foothill with the following
documents at the following times in form satisfactory to Foothill:

               (a) on each Business Day, a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date;

               (b) on each Business Day, notice of all returns, disputes, or claims;

               (c) on a weekly basis, a detailed schedule identifying the respective balances in each of the Foreign Currency Accounts;

               (d) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, (i) a detailed calculation of the Borrowing Base, (ii) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill, and (iii) copies of bank account statements evidencing the running daily balance over the previous month for each of the Foreign Currency Accounts;

               (e) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a summary aging, by vendor, of Borrower's accounts payable and any book overdraft;

               (f) on a monthly basis, a calculation of the Dilution for the prior month;

               (g) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement:

                    (i) a report of all new copyrightable materials generated by
               Borrower during the prior month identifying all such copyrightable materials that are required to be registered pursuant to SECTION 6.19, and

                    (ii) a detailed listing of all copyright applications filed and all copyrights granted since the date of the last report provided in compliance with this subsection.

               (h) on a quarterly basis, and in any event, by no later than the 10th day of the month immediately following the last day of each fiscal quarter, a detailed list of Borrower's customers;

               (i) on a quarterly basis and, in any event, by no later than the 10th day of the month immediately following the last day of each fiscal quarter during the term of this Agreement:

                    (i) a report of all new patentable inventions generated by
               Borrower during the prior month identifying all such patentable inventions with respect to which applications are required to be filed pursuant to SECTION 6.20; and

                    (ii) a detailed listing of all patent applications filed and all patents granted since the date of the last report provided in compliance with this subsection.

               (j)  upon request:

                    (i) copies of invoices in connection with the Accounts,
               customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by Borrower, purchase orders and invoices;

                    (ii) Inventory reports specifying Borrower's cost and the
               wholesale market value of its Inventory by category, with additional detail showing additions to and deletions from the Inventory;

                    (iii) such other reports as to the Collateral or the
               financial condition of Borrower as Foothill may request from time to time; and

                    (iv) such information as Foothill shall request to implement and continue its electronic collateral reporting system.

Original sales invoices evidencing daily sales shall be mailed by Borrower to each Account Debtor and, at Foothill's direction, the invoices shall indicate on their face that all payments are to be made directly to a Lockbox Account.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.   Deliver to Foothill:

               (a) as soon as available, but in any event within 30 days after the end of each month during each of Borrower's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering Borrower's operations during such period;

               (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years, financial statements of Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If Borrower is a parent company of one or more Subsidiaries, or Affiliates, or is a Subsidiary or Affiliate of another company, then, in addition to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on a consolidating basis so as to present Borrower and each such related entity separately, and on a consolidated basis; and

               (c) as soon as available, but in any event not less than 30 days prior to the first day of each of Borrower's fiscal years, Borrower's Projections on a month-by-month basis.

          Together with the above, Borrower also shall deliver to Foothill Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the financial condition of Borrower.

          Each month, together with the financial statements provided pursuant to SECTION 6.3(a), Borrower shall deliver to Foothill a certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Borrower, (ii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each month that also is the date on which a financial covenant in SECTION 7.20 is to be tested, a Compliance Certificate demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in SECTION 7.20, and (iv) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

          Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrower that Foothill may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding Borrower's business affairs and financial conditions.

          6.4  TAX RETURNS.    Deliver to Foothill copies of each of Borrower's
future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

          6.5  GUARANTOR REPORTS.    Cause any guarantor of any of the
Obligations to deliver its annual financial statements at the time when Borrower provides its audited financial statements to Foothill and copies of all federal income tax returns of such guarantor as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

          6.6  RETURNS.    Cause returns and allowances, if any, as between
Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor.

          6.7  TITLE TO EQUIPMENT.    Upon Foothill's request, Borrower
immediately shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

          6.8  MAINTENANCE OF EQUIPMENT.    Maintain the Equipment in good
operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, Borrower shall not permit any item of Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property.

          6.9  TAXES.    Cause all assessments and taxes, whether real,
personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, federal, and foreign income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that Borrower has made such payments or deposits.

          6.10 INSURANCE.

               (a) At its expense maintain insurance respecting the Collateral wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

               (b) At its expense, obtain and maintain (i) insurance of the type necessary to insure the Collateral for the full replacement cost thereof, against any loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquakes, elevator collision, and other risks from time to time included under "extended coverage" policies, in such amounts as Foothill may require, but in any event in amounts sufficient to prevent Borrower from becoming a co-insurer under such policies, (ii) combined single limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to each parcel of Real Property, in an amount of not less than $2,000,000; and (iii) insurance for such other risks as Foothill may require.

               (c) All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Foothill. The Borrower shall deliver the originals of all such policies to Foothill with 438 BFU lender's loss payable endorsements or other satisfactory lender's loss payable endorsements, naming Foothill as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Borrower or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property for purposes more hazardous than permitted by the terms of such policy, or (ii) any change in title or ownership of the Real Property. Borrower shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor. If Borrower fails to provide and pay for such insurance, Foothill may, at its option, but shall not be required to, procure the same and charge Borrower's Loan Account therefor.

               (d) Original policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least 30 days prior to the expiration of the existing or preceding policies. Borrower shall give Foothill prompt notice of any loss covered by such insurance, and Foothill shall have the right to adjust any loss. Foothill shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $100,000 without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrower under stage payment terms reasonably satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

               (e) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this SECTION 6.10, unless Foothill is included thereon as named insured with the loss payable to Foothill under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

          6.11 NO SETOFFS OR COUNTERCLAIMS.    Make payments hereunder and under
the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

          6.12 LOCATION OF INVENTORY AND EQUIPMENT.    Keep the Inventory and
Equipment only at the locations identified on SCHEDULE 6.12; PROVIDED, HOWEVER, that Borrower may amend SCHEDULE 6.12 so long as such amendment occurs by written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, Thailand, or the Netherlands, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement. The foregoing to the contrary notwithstanding, the aggregate value of Inventory located in Thailand shall not, at any time, exceed $1,750,000, the aggregate value of Inventory located in the Netherlands shall not, at any time, exceed $4,500,000, and the aggregate value of Inventory located in all other locations outside the continental United States shall not exceed $500,000.

          6.13 COMPLIANCE WITH LAWS.    Comply with the requirements of all
applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

          6.14 [INTENTIONALLY OMITTED].

          6.15 LEASES.    Pay when due all rents and other amounts payable under
any leases to which Borrower is a party or by which Borrower's properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.

          6.16 BROKERAGE COMMISSIONS.    Pay any and all brokerage
commission or finders fees incurred by in connection with or as a result of Borrower's obtaining financing from Foothill under this Agreement.

          6.17 CORPORATE EXISTENCE, ETC.    At all time preserve and keep in
full force and effect Borrower's valid corporate existence and good standing and any rights and franchises material to the Borrower's businesses.

          6.18 DISCLOSURE UPDATES.    Promptly and in no event later than
5 Business Days after obtaining knowledge thereof, (i) notify Foothill if any written information, exhibit, or report furnished to Foothill contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (ii) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

          6.19 COPYRIGHT REGISTRATIONS.    No less frequently than monthly,
unless Foothill shall otherwise agree in writing, Borrower shall (a) cause all copyrightable materials generated by Borrower (other than Exempt Copyrights) that are, in any way, related to goods or services giving rise to Eligible Accounts and that are not already the subject of a registration with the United States Copyright Office (or an application therefor diligently prosecuted) to be registered with the United States Copyright Office in a manner sufficient to impart constructive notice of Borrower's ownership thereof, and (b) cause to be prepared, executed, and delivered to Foothill, with sufficient time to permit Foothill to record no later than the last Business Day within 10 days following the date that such copyrightable materials have been registered or an application for registration has been filed, a Copyright Security Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Foothill in such new copyrightable material (other than Exempt Copyrights, which, although subject to the security interest of Foothill, shall not be required to be registered until 60 days after such time, if any, as they cease to be Incipient Copyrights), which supplemental schedules shall be in form and content suitable for registration with the United States Copyright Office so as to give constructive notice, when so registered, of the transfer by Borrower to Foothill of a security interest in such copyrightable materials. Borrower shall also maintain copies of all source and object code for all software utilized in their business operations at safe and secure offsite locations reasonably acceptable to Foothill, and shall, at the request of Foothill, advise the operators of such locations of Foothill's security interest in such software, shall keep Foothill fully informed of each such location, and shall maintain the currency of all such software stored offsite.

          6.20 PATENT FILINGS.     No less frequently than quarterly, unless
Foothill shall otherwise agree in writing, Borrower shall (a) cause, with respect to all patentable inventions generated by Borrower (other than Exempt Patents) that are, in any way, related to goods or services giving rise to Eligible Accounts and that are not already the subject of a registration with the United States Patent and Trademark Office (or an application therefor diligently prosecuted), an application to be filed with the United States Patent and Trademark Office in a manner sufficient to impart constructive notice of Borrower's ownership thereof, and (b) cause to be prepared, executed, and delivered to Foothill, with sufficient time to permit Foothill to record no later than the last Business Day within 10 days following the date that such patent applications have been filed, a Patent Security Agreement or supplemental schedules to the Patent Security Agreement reflecting the security interest of Foothill in such new patentable inventions, which supplemental schedules shall be in form and content suitable for registration with the United States Patent and Trademark Office so as to give constructive notice, when so registered, of the transfer by Borrower to Foothill of a security interest in such patentable inventions.

7.   NEGATIVE COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do, and will cause each of its Subsidiaries to not do, any of the following without Foothill's prior written consent:

          7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

               (a)  Indebtedness evidenced by this Agreement;

               (b)  Indebtedness set forth in SCHEDULE 7.1;

               (c) Purchase Money Indebtedness incurred after the Closing Date in an aggregate amount outstanding at any one time not to exceed $500,000;

               (d) Unsecured Indebtedness of Borrower in an aggregate amount outstanding at any one time not to exceed $10,000,000, that is subordinated in right of payment to the Obligations on terms and conditions satisfactory to Foothill in its sole discretion;

               (e) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c), or (d) of this SECTION 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness.

          7.2  LIENS.    Create, incur, assume, or permit to exist, directly or
indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under
SECTION 7.1(e) and so long as the replacement Liens only encumber those assets or property that secured the original Indebtedness).

          7.3  RESTRICTIONS ON FUNDAMENTAL CHANGES.    Enter into any merger,
consolidation, reorganization, or recapitalization, or reclassify its Stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

          7.4  DISPOSAL OF ASSETS.    Other than Permitted Dispositions, sell,
lease, assign, transfer, or otherwise dispose of any of their or assets.

          7.5  CHANGE NAME.    Change Borrower's name, FEIN, corporate structure
(within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

          7.6  GUARANTEE.    Guarantee or otherwise become in any way liable
with respect to the obligations of any third Person except by, endorsement of instruments or items of payment in the ordinary course of business.

          7.7  NATURE OF BUSINESS.    Make any change in the principal nature of
Borrower's business.

          7.8  PREPAYMENTS AND AMENDMENTS.

               (a) Except in connection with a refinancing permitted by SECTION 7.1(e), prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

               (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under SECTIONS 7.1(b), (d), OR (e).

          7.9  CHANGE OF CONTROL.    Cause, permit, or suffer, directly or
indirectly, any Change of Control.

          7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

          7.11 DISTRIBUTIONS.    Except for distributions or dividends by
Borrower's Subsidiaries to Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

          7.12 ACCOUNTING METHODS.    Modify or change its method of accounting
or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

          7.13 INVESTMENTS.    Except for Permitted Investments, directly or
indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with any Investment.

          7.14 TRANSACTIONS WITH AFFILIATES.    Directly or indirectly enter
into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

          7.15 SUSPENSION.    Suspend or go out of a substantial portion of its
business.

          7.16 COMPENSATION.    Increase the annual fee or per-meeting fees paid
to directors during any year by more than 15% over the prior year; pay or accrue total cash compensation, during any year, to officers and senior management employees in an aggregate amount in excess of 115% of that paid or accrued in the prior year (exclusive of bonuses paid pursuant to a plan authorized by Borrower's Board of Directors).

          7.17 USE OF PROCEEDS.    Use (a) the proceeds of the Advances made
hereunder for any purpose other than (i) on the Closing Date to pay transactional costs and expenses incurred in connection with this Agreement, and
(ii) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

          7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

          7.19 [INTENTIONALLY OMITTED].

          7.20 FINANCIAL COVENANTS.  Fail to maintain:

               (a) Tangible Net Worth. Tangible Net Worth as of each date set forth below of at least the amount corresponding thereto:



          Date                                          Amount
         -----------------------------------------------------------------
          June 30, 2000                             $21,550,000
         -----------------------------------------------------------------
          September 30, 2000 and the last
          day of each fiscal quarter of       In accordance with the
          Borrower thereafter                 procedures set forth below
         -----------------------------------------------------------------

          On or before July 31, 2000, Borrower shall deliver to Foothill revised Projections, in form and substance satisfactory to Foothill, covering the period from July 1, 2000, through December 31, 2001, on a month by month basis (the failure to so deliver such revised Projections constituting an Event of Default). Upon receipt of such revised Projections, Foothill shall establish, in its Permitted Discretion, minimum Tangible Net Worth amounts to be measured as of the last day of each fiscal quarter of Borrower commencing with the fiscal quarter ending September 30, 2000, and thereafter during the term of this Agreement.

               (b) Excess Availability. Excess Availability of not less than $5,000,000, at any time during the period from the Closing Date through the later of June 30, 2000, and the date on which Borrower shall deliver the revised Projections pursuant to SECTION 7.20(a).

          7.21 CAPITAL EXPENDITURES. Make capital expenditures in any fiscal year in excess of the amount set forth below:

Fiscal Year Ending            Amount
-----------------------------------------------------
December 31, 2000                 $2,500,000
-----------------------------------------------------

December 31, 2001                 $3,000,000
-----------------------------------------------------

December 31, 2002                 $3,500,000
-----------------------------------------------------
December 31, 2003 and each        $3,500,000
fiscal year thereafter
-----------------------------------------------------


          7.22 SALES AGENCY AGREEMENTS. Amend or terminate any of the Sales Agency Agreements.

8.   EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations);

          8.2 (a) If Borrower fails or neglects to perform, keep, or observe any covenant or other provision contained in SECTIONS 6.2 or 6.3 hereof and such failure or neglect continues for a period of 5 days after the date on which such failure or neglect first occurs, or (b) If Borrower fails or neglects to perform, keep, or observe any covenant or other provision contained in SECTIONS 6.1, 6.4, 6.5, 6.6, 6.9, or 6.15 hereof and such failure or neglect is not cured within 15 days after the date on which such failure or neglect first occurs, or
(c) If Borrower or any guarantor fails or neglects to perform, keep, or observe any other covenant or other provision contained in any Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this SECTION 8) or the other Loan Documents (other than a Section of such other Loan Document dealt with elsewhere in this SECTION 8); PROVIDED that, during any period of time that any such failure or neglect of Borrower or any such guarantor referred to in this paragraph exists, even if such failure or neglect is not yet an Event of Default by virtue of the existence of a grace or cure period or the pre-condition of the giving of a notice, Foothill shall be relieved of its obligation to extend credit hereunder;

          8.3 If Borrower fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Foothill, or if any party to any Loan Document (other than Foothill) fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in such Loan Document;

          8.4  If there is a Material Adverse Change;

          8.5 If any material portion of Borrower's or any of its Subsidiaries' properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

          8.6 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries;

          8.7 If an Insolvency Proceeding is commenced against Borrower, any of its Subsidiaries, or any other guarantor of the Obligations and any of the following events occur: (a) Borrower, such Subsidiary, or such guarantor, as applicable, consents to the institution of the Insolvency Proceeding against it;
(b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; PROVIDED, HOWEVER, that, during the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or such Subsidiary, as applicable; or (e) an order for relief shall have been issued or entered therein;

          8.8 If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          8.9 If a notice of Lien, levy, or assessment is filed of record with respect to any of Borrower's or any of its Subsidiaries' properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or Governmental Authority, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of Borrower's or any of its Subsidiaries' properties or assets and the same is not paid on the payment date thereof;

          8.10 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's or any of its Subsidiaries' properties or assets;

          8.11 If there is a default in any material agreement to which Borrower or any of its Subsidiaries is a party with one or more third Persons and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Borrower's or such Subsidiary's, as applicable, obligations thereunder;

          8.12 If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

          8.13 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by Borrower or any of its Subsidiaries or any officer, employee, agent, or director of Borrower or any of its Subsidiaries, or if any such warranty or representation is withdrawn; or

          8.14 If the obligation of any of Borrower's Subsidiaries, any other guarantor, or other third Person under any Loan Document is limited or terminated by operation of law or by such Subsidiary, guarantor, or other third Person.

9.   FOOTHILL'S RIGHTS AND REMEDIES.

          9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

               (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Collateral and without affecting the Obligations;

               (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Borrower's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

               (e) Cause Borrower to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

               (f) Without notice to or demand upon Borrower, any of its Subsidiaries, or any other guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Collateral if Foothill so requires, and to make the Collateral available to Foothill as Foothill may designate. Borrower authorizes Foothill to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

               (g) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Foothill;

               (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

               (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Foothill is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

               (j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

               (k) Foothill shall give notice of the disposition of the Collateral as follows:

                    (1) Foothill shall give Borrower and each holder of a
               security interest in the Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                    (2) The notice shall be personally delivered or mailed,
               postage prepaid, to Borrower as provided in SECTION 12, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Foothill;

                    (3) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                    (l) Foothill may credit bid and purchase at any public sale; and

                    (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrower.

          9.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

10.  TAXES AND EXPENSES.

          If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following: (a) make payment of the same or any part thereof;
(b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in SECTION 6.10, and take any action with respect to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.  WAIVERS; INDEMNIFICATION.

          11.1 DEMAND; PROTEST; ETC.    Borrower waives demand, protest,
notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

          11.2 FOOTHILL'S LIABILITY FOR COLLATERAL.    So long as Foothill
complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or
(d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

          11.3 INDEMNIFICATION.    Borrower shall pay, indemnify, defend, and
hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person under this SECTION 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

12.  NOTICES.

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:

          If to Borrower:     NETWORK COMPUTING DEVICES, INC.
                              350 North Bernardo Avenue
                              Mountain View, California 94043
                              Attn: Chief Financial Officer
                              Fax No. (650) 961-7711

          With copies to:     GRAY CARY WARE & FREIDENRICH LLP
                              400 Hamilton Avenue
                              Palo Alto, California 94301-1825
                              Attn: Paul A. Blumenstein, Esq.
                              Fax No. (650) 327-3699

          If to Foothill:     FOOTHILL CAPITAL CORPORATION
                              11111 Santa Monica Boulevard
                              Suite 1500
                              Los Angeles, California 90025-3333
                              Attn: Business Finance Division Manager
                              Fax No. 310.478.9788

          With copies to:     BROBECK, PHLEGER & HARRISON LLP
                              550 South Hope Street
                              Los Angeles, California 90071
                              Attn: John Francis Hilson, Esq.
                              Fax No. 213.745.3345

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this SECTION 12, other than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.  DESTRUCTION OF BORROWER'S DOCUMENTS.

          All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

15.  GENERAL PROVISIONS.

          15.1 EFFECTIVENESS.   This Agreement shall be binding and deemed
effective when executed by Borrower and Foothill.

          15.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that Borrower may not assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third Person.

          15.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          15.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          15.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          15.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and Borrower.

          15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement (and any amendment hereto or waiver with respect hereto) may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this

Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          15.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS.    If the incurrence or
payment of the Obligations by Borrower or any guarantor of the Obligations or the transfer by either or both of such parties to Foothill of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          15.9 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                   [Remainder of page left intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                              NETWORK COMPUTING DEVICES, INC.
                              a Delaware corporation


                              By
                                -----------------------------------
                              Title:
                                     ------------------------------



                              FOOTHILL CAPITAL CORPORATION,
                               a California corporation


                              By
                                -----------------------------------
                              Title:
                                     ------------------------------

                            COPYRIGHT SECURITY AGREEMENT

          This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of March [], 2000, is made by NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with reference to the following:

          WHEREAS, Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended and as otherwise amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Secured Party a security interest in (among other things) all general intangibles of Debtor.

          WHEREAS, Pursuant to the Loan Agreement and as one of the conditions to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the copyrights and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          1.    DEFINITIONS; INTERPRETATION.

                (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. Section 101 ET SEQ.), as amended, and any successor statute.

          "COPYRIGHT COLLATERAL" has the meaning set forth in SECTION 2.

          "COPYRIGHTS" has the meaning set forth in SECTION 2.

          "DEBTOR" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan Agreement.

          "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances.

          "OBLIGATIONS" shall have the meaning ascribed thereto in the Loan Agreement.

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Copyright Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Copyright Collateral,
(ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Copyright Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Copyright Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Copyright Collateral or for or on account of any damage or injury to or conversion of any Copyright Collateral by any Person.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "UNITED STATES" and "U.S." each mean the United States of America, including all territories thereof and all protectorates thereof.

                (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                      (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                      (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                      (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                      (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                      (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                      (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                      (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                      (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                      (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.

          2.    SECURITY INTEREST.

                (a) ASSIGNMENT AND GRANT OF SECURITY. Debtor, as security for the payment and performance of the Obligations, hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                      (i) all copyrights, rights, titles and interests in and to published and unpublished works of authorship that Debtor owns or uses in its business or will in the future adopt and so use, and all copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or in the future may be, owned, created, authored (excluding all works for hire created by Debtor for any other Person), acquired or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part (collectively, the "Copyrights"), all copyright registrations and applications for copyright registration that have heretofore been or may hereafter be issued thereon or applied for in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (the "Registrations"), all common law and other rights in and to the Copyrights throughout the world, including all copyright licenses (collectively, the "Copyright Rights"), and all renewals and extensions thereof, throughout the world, the right (but not the obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue or bring proceedings in the name of Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

                (A) all of Debtor's right, title and interest in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on SCHEDULE A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                (B) all of Debtor's right, title and interest in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on SCHEDULE A attached hereto, that may be secured under the law now or hereafter in force and effect;

                (C) all of Debtor's right, title and interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                (D) all of Debtor's right, title and interest pursuant to or under licensing or other contracts in favor of Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                      (ii) all inventions, designs, registrations, trade secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of Debtor (referred to herein as "Proprietary Rights");

                      (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                      (iv) all Proceeds of any and all of the foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Copyright Collateral.

                (b) CONTINUING SECURITY INTEREST. Debtor agrees that this Agreement shall create a continuing security interest in the Copyright Collateral which shall remain in effect until terminated in accordance with
SECTION 16.

                (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Copyright Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

                (d) PERMITTED LICENSING. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Debtor may license to any other Person the Copyright Collateral on a non-exclusive basis, free and clear of Secured Party's security interest (other than its security interest in the proceeds of such license).

          3. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party, the following:

                (a) TRUE AND COMPLETE LIST. Set forth in SCHEDULE A is a true and complete list of all Copyrights, Registrations, and Copyright Rights owned, held, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part;

                (b) VALIDITY. Each of the Registrations of Debtor referred to in SCHEDULE A is valid, subsisting and enforceable, and Debtor has properly complied in all material respects with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Registrations, and, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

                (c) TITLE. (i) Debtor has rights in and good and defensible title to the Copyright Collateral, (ii) with respect to the Copyright Collateral shown on SCHEDULE A as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party), and (iii) with respect to any Copyright Collateral for which Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, Debtor is not in material default of any of its obligations thereunder and, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Copyright Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person, no other Person has any rights in or to any of such Copyright Collateral;

                (d) NO VIOLATION. The execution, delivery and performance by Debtor of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of Debtor or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Debtor is a party or by which Debtor may be bound;

                (e) POWERS. Debtor has full power, authority and legal right to pledge and to grant to Secured Party a security interest in all right, title, and interest of Debtor in and to the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained; and

                (f) SECRECY. Debtor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

          4. COVENANTS. Debtor covenants that so long as this Agreement shall be in effect, Debtor shall:

                (a) FURTHER ACTS. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral. Without limiting the generality of the foregoing sentence,
Debtor:

                      (i) hereby authorizes Secured Party in its sole discretion if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending
     SCHEDULE A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Debtor no longer has or claims any right, title or interest; and

                      (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Secured Party, any amendments thereto, relative to all or any portion of the Copyright Collateral, without the signature of Debtor where permitted by law;

                (b) COMPLIANCE WITH LAW. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral that is the subject of the Registrations and give such notice of copyright, prosecute such material claims, and do all other acts and take all other measures which, in Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain such Copyright Collateral and all of Debtor's rights therein, including diligently prosecute any material copyright application pending as of the date of this Agreement or thereafter;

                (c) COMPLIANCE WITH AGREEMENT. Comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of Debtor under this Agreement without Secured Party's prior written consent; and

                (d) LIEN PROTECTION. Not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Debtor's rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

          5. FUTURE RIGHTS. If Debtor shall obtain rights to or develop any new works protectable by copyright, or become entitled to the benefit of any Copyright Rights, Registration or application for Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or Registration, the provisions of this Agreement shall automatically apply thereto. Debtor shall give Secured Party written notice (a) of any such work or such rights of material value to Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with its filing of an application for any Registration for any Copyright, Debtor shall execute and deliver a supplement to this Agreement in form and substance satisfactory to the Secured Party (or, at the election of Secured Party, a new Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party), pursuant to which Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

          6.    COPYRIGHT REGISTRATION, RENEWAL AND LITIGATION.

                (a) REGISTRATION. Except to the extent otherwise permitted under the Loan Agreement, Debtor shall have the duty diligently to make any application for Registration on any existing or future unregistered but copyrightable works that are material to Debtor's business or operations and to do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Copyrights, Registrations and Copyright Rights. Any expenses incurred in connection therewith shall be borne solely by Debtor. Except as otherwise permitted in the Loan Agreement or this SECTION 6(a), Debtor shall not do any act or omit to do any act whereby any of the Copyright Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by Debtor without the prior written consent of Secured Party.

                (b) PROTECTION. Except as provided in SECTION 8, Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of Debtor's rights therein. Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at Debtor's expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of Debtor and Secured Party with respect to such proceedings.

                (c) NOTICE. Debtor shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or any adverse determination in, any proceeding, application, suit or action of any kind described in SECTION 6(a) OR 6(b), or regarding Debtor's claim of ownership in any of the Copyrights, Registrations or Copyright Rights, its right to register the same, or its right to keep and maintain such registration, whether before the United States Copyright Office or any United States court or governmental agency. Debtor shall provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

          7. REMEDIES. Following the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and the other Loan Documents and applicable law (which rights and remedies are cumulative) with respect to its security interests in any of the Copyright Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Copyright, Copyright Rights, Proprietary Right and any other Copyright Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell or license general intangibles, inventory, tooling or packaging which is acquired by

Debtor (or its successors, permitted assignees, or trustee in bankruptcy).
In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any Copyright, Registration, Copyright Right or Proprietary Right, and any license thereunder, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce any Copyright, Registration, Copyright Rights, Proprietary Right, or any license thereunder, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          8. AUTHORIZATION. If Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in Debtor's name or in Secured Party's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Secured Party in full upon demand for all reasonable expenses, including reasonable attorneys fees, incurred by Secured Party in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of Debtor or Secured Party therein. Debtor hereby appoints Secured Party, and authorizes, directs and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Debtor, with the power, (a) if Debtor refuses or fails to do so timely, to execute in the name of Debtor any financing statement or other instrument and any modification, supplement or amendment to this Agreement or any supplemental Copyright Security Agreement described in SECTIONS 4(a) OR 5 hereof, and do such other acts on Debtor's behalf, that Secured Party may deem necessary or advisable to accomplish the purposes hereof, and (b) upon the occurrence and during continuation of any Event of Default, (i) to endorse Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use any of the Copyright Collateral, (ii) to assert or retain any rights under any license agreement for any of the Copyright Collateral, including any rights of Debtor arising under Section 365(n) of the Bankruptcy Code, and (iii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable until termination of this Agreement.

          9. NOTICES. All notices and other communications hereunder to or from Secured Party and Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          10. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Copyright Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          11. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules and Exhibits hereto and thereto, which are incorporated herein by this reference, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

          12. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          13. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

          14. LOAN AGREEMENT. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

          15. NO INCONSISTENT REQUIREMENTS. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          16. TERMINATION. Upon the final payment in full in cash of the Obligations and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interests granted by Debtor to Secured Party hereunder.

                    [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       NETWORK COMPUTING DEVICES, INC.,

                                       a Delaware corporation



                                       By:_________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation



                                       By:_________________________________
                                       Name________________________________
                                       Title:______________________________

STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

          On ________________, before me, __________________________________,
Notary Public, personally appeared _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.



                                       _____________________________________
                                       Signature



[SEAL]

STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

          On ________________, before me, _________________________________,
Notary Public, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal.



                                       ______________________________________
                                       Signature


[SEAL]

                                     SCHEDULE A

                              COPYRIGHT REGISTRATIONS

--------------------------------------------------------------------------------------------------------------------------------
 Debtor                                 Country of                      Registered               Registration      Registration
                                        Registration                     Copyright                   Date            Number
--------------------------------------------------------------------------------------------------------------------------------
 Network Computing Devices, Inc.                U.S.A        NCDWare Version 3.0                   3/17/93      TX 3516376

 Network Computing Devices, Inc.                U.S.A        PC-Xware Version 1.0                  11/2/93      TX 3677658

 NCD Graphic Software Corporation               U.S.A        GSS-Drivers (software)                9/24/84      TXU 184-300

 NCD Graphic Software Corporation               U.S.A.       GSS-CGI V. 2.15 (Software)            7/20/89      TX 2 709 076

 NCD Graphic Software Corporation               U.S.A        GSS-Programmer's Guide for PC-        10/10/89     TX 2 696 181
                                                             DOS and OS/2 (manual)

 NCD Graphic Software Corporation               U.S.A.       GSS* CGI ANSI-C Programmer's          3/28/90      TX 2 809 076
                                                             Guide for PC/MS and OS/2

 NCD Graphic Software Corporation               U.S.A.       GSS* CGI Device Drivers Test          3/23/90      TX 2 809 205
                                                             Suites for DOS

 NCD Graphic Software Corporation               U.S.A.       DGIS Development Toolkit for MS-      3/23/89      TX 2 787 067
                                                             DOS

 NCD Graphic Software Corporation               U.S.A.       DGIS Test Suites V.S. 00              2/21/90      TX 2 761 956

 NCD Graphic Software Corporation               U.S.A.       DGIS Architecture and Porting         1/31/90      TX 2 763 300
                                                             Guide for MS-DOS Personal
                                                             Computers (manual)

 NCD Graphic Software Corporation               U.S.A.       GSS AT1000 High-Resolution Video       2/5/90      TX 2 752 331
                                                             Display Controller, User's
                                                             Manual

 NCD Graphic Software Corporation               U.S.A.       GSS MC1000 High-Resolution Video       2/5/90      TX 2 776 143
                                                             Display Controller, User's
                                                             Manual

 NCD Graphic Software Corporation               U.S.A.       GSS 1000 Presentation Driver           2/5/90      TX 2 776 142
                                                             (manual)

 NCD Graphic Software Corporation               U.S.A.       Running DOS Programs in High-          2/5/90      TX 2 775 795
                                                             Resolution (manual)

 NCD Graphic Software Corporation               U.S.A.       PC-Xview Release Notes (manual)       3/28/90      TX 2 790 639

 NCD Graphic Software Corporation               U.S.A.       PC-Xview User's Guide                 3/28/90      TX 2 833 112
--------------------------------------------------------------------------------------------------------------------------------

                               COPYRIGHT APPLICATIONS


--------------------------------------------------------------------------------------------
  Debtor          Country of      Application     Application     Application
                  Application     for Copyright   Date            Number
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

*Note: Reference Attached Form TX Applications, application number to be provided upon receipt from Copyright Office.

                            GENERAL CONTINUING GUARANTY


              THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of March 30, 2000, is executed and delivered by NETWORK COMPUTING DEVICES AUSTRALIA PTY. LTD, a company organized under the laws of Australia, NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of The Netherlands, NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada, NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France, NETWORK COMPUTING DEVICES, GMBH, a company organized under the laws of Germany, NCD GRAPHIC SOFTWARE CORPORATION, an Oregon corporation, NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation, NCD ACQUISITION CORP., an Indiana corporation, NETWORK COMPUTING DEVICES (UK), LTD., a company organized under the laws of England, NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden, (individually and collectively, jointly and severally, "Guarantor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, ("Guarantied Party"), in light of the following:

              WHEREAS, Borrower and Guarantied Party are, contemporaneously herewith, entering into the Loan Agreement; and

              WHEREAS, in order to induce Guarantied Party to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Guarantied Party to Borrower, whether pursuant to the Loan Agreement or otherwise, each Guarantor has agreed to guaranty the Guarantied Obligations.

              NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees, in favor of Guarantied Party, as follows:

       1.     Definitions and Construction.

              (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                     "BORROWER" shall mean Network Computing Devices, Inc., a Delaware corporation.

                     "GUARANTIED OBLIGATIONS" shall mean, with respect to each
       Guarantor: (a) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on the Indebtedness owed by Borrower to Guarantied Party pursuant to the terms of the Loan Documents; and

       (b) the due and punctual payment of all other present or future Indebtedness owing by Borrower to Guarantied Party. The foregoing to the contrary notwithstanding, the amount of the Guarantied Obligations with respect to each Guarantor hereunder shall at all times not exceed the maximum amount permissible under the laws of any jurisdiction that are applicable to such Guarantor (the "Maximum Lawful Amount"), nor shall this Guaranty be deemed to extend or impose any duty, obligation, or liability on any Guarantor that would be illegal for such Guarantor to undertake, accept, or assume. If, for any reason, the amount of the Guarantied Obligations which, but for the preceding sentence, otherwise would be due from any Guarantor hereunder would exceed the Maximum Lawful Amount, each of the Guarantors and the Guarantied Party agree that, IPSO FACTO, as of the date of this Guaranty, such Guarantor's obligations under this Guaranty shall be limited to, and such Guarantor shall be liable only for, the payment of the Maximum Lawful Amount applicable to such Guarantor. The limitation set forth in the immediately preceding two sentences shall inure to the benefit of each Guarantor, and to each Guarantor's officers, directors, and shareholders, as applicable.

                     "GUARANTIED PARTY" shall have the meaning set forth in the preamble to this Guaranty.

                     "GUARANTOR" shall have the meaning set forth in the preamble to this Guaranty.

                     "GUARANTY" shall have the meaning set forth in the preamble to this Guaranty.

                     "INDEBTEDNESS" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to Guarantied Party and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Guarantied Party.

                     "LOAN AGREEMENT" shall mean that certain Loan and Security Agreement, dated as of even date herewith, entered into between Borrower and Guarantied Party.

              (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Agreement; this Guaranty; and the other Loan Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Guarantied Party or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Guarantied Party, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party and Guarantor.

       2. GUARANTIED OBLIGATIONS. Each Guarantor hereby irrevocably and unconditionally guaranties to Guarantied Party, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement, and under each of the other Loan Documents.

       3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Guarantied Party, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guarantied Party in existence on the date of such revocation,
(d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

       4. PERFORMANCE UNDER THIS GUARANTY. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in CLAUSE (B) OF SECTION 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

       5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Guarantied Party, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Guarantor agrees that any release which may be given by Guarantied Party to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Guarantied Party shall be under no obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

       6.     WAIVERS.

              (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

              (b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Guarantied Party to institute suit against Borrower or to exhaust any rights and remedies which Guarantied Party has or may have against Borrower. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to Guarantied Party by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

              (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against Guarantied Party any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Guarantied Party; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Guarantied Party including any defense based upon an election of remedies by Guarantied Party under the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

              (d) Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against Borrower with respect to the Guarantied Obligations;
(ii) in addition, Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower. Guarantor hereby agrees that, in light of the waivers contained in this Section, Guarantor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Borrower, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

              (e) If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, Guarantied Party may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures or any similar laws of any other jurisdiction, an election by Guarantied Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop Guarantied Party from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Guarantied Party any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Guarantied Party nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure or any similar laws of any other jurisdiction shall have no applicability with respect to the determination of Guarantor's liability under this Guaranty.

              (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have because Borrower's debt is secured by real property. This means, among other things:

                     (i) Guarantied Party may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

                     (ii) If Guarantied Party forecloses on any real property collateral pledged by the Borrower:

                            (1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                            (2) Guarantied Party may collect from Guarantor even if Guarantied Party, by foreclosing on the real property collateral, has destroyed any right Guarantor my have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of any other jurisdiction.


(g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR

INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848,
2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE Sections 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION.

              (h) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY GUARANTIED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER JURISDICTION OR OTHERWISE.

       7. RELEASES. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Guarantied Party may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Loan Agreement or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

       8. NO ELECTION. Guarantied Party shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Guarantied Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guarantied Party under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Guarantied Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

       9. INDEFEASIBLE PAYMENT. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Guarantied Party are no longer subject to any right on the part of any person whomsoever, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the

Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Guarantied Party is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Guarantied Party is required to repay plus any and all costs and expenses (including attorneys fees) paid by Guarantied Party in connection therewith.

       10. FINANCIAL CONDITION OF BORROWER. Guarantor represents and warrants to Guarantied Party that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Guarantied Party that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

       11. SUBORDINATION. Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, except to the extent expressly permitted by the Loan Agreement, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guarantied Obligations have been indefeasibly paid in full.

       12. PAYMENTS; APPLICATION. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by Guarantied Party in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Guarantied Party constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

       13. ATTORNEYS FEES AND COSTS. Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Guarantied Party in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

       14. NOTICES. Unless otherwise specifically provided in this Guaranty, any notice or other communication relating to this Guaranty or any other agreement entered into in connection herewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to Guarantor or to Guarantied Party, as the case may be, at its addresses set forth below:

 If to any Guarantor:                    c/o Network Computing Devices, Inc.
                                         350 North Bernardo Avenue
                                         Mountain View, California  94043
                                         Attn:  Chief Financial Officer
                                         Telecopy No.  (650) 961-7711

 with a copy to:                         Gray Cary Ware & Freidenrich LLP
                                         400 Hamilton Avenue
                                         Palo Alto, California 94301-1825
                                         Attn: Paul A. Blumenstein, Esq.
                                         Fax No. (650) 327-3699

 If to Guarantied Party:                 Foothill Capital Corporation
                                         11111 Santa Monica Boulevard
                                         Suite 1500
                                         Los Angeles, California 90025
                                         Attn:  Business Finance Division
                                         Manager
                                         Telecopy No. (310) 478-9788

 with a copy to:                         Brobeck, Phleger & Harrison
                                         550 South Hope Street
                                         Los Angeles, California 90071
                                         Attn: John Francis Hilson, Esq.
                                         Telecopy No.: (213) 745-3345

              The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this SECTION 14, other than notices by Guarantied Party in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Guarantor acknowledges and agrees that notices sent by Guarantied Party in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method set forth above.

       15. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Guarantied Party to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Guarantied Party to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

       16. SEVERABILITY OF PROVISIONS. Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

       17. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between Guarantor and Guarantied Party pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Guarantied Party. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

       18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Guarantied Party; PROVIDED, HOWEVER, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Guarantied Party's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Guarantied Party, the rights and benefits herein conferred upon Guarantied Party shall automatically extend to and be vested in such assignee or other transferee.

       19. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of Guarantied Party and its successors and assigns and may not be relied on by any other Person.

       20.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

              THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION,
INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

              THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE

OPTION OF GUARANTIED PARTY, IN ANY OTHER COURT IN WHICH GUARANTIED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH GUARANTOR AND GUARANTIED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

              GUARANTOR AND GUARANTIED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND GUARANTIED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

       21. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

       22. AGREEMENT TO BE BOUND BY LOAN AGREEMENT. By its execution and delivery of this Guaranty or any joinder hereto, any Guarantor that is not a party to the Loan Agreement or any joinder thereto nevertheless shall be deemed to have agreed to be bound by each provision in the Loan Agreement relating to the Guarantors or Obligors or their assets with the same force and effect as though such Guarantor were party to the Loan Agreement or any joinder thereto, MUTATIS MUTANDIS.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

                                   NETWORK COMPUTING DEVICES
                                   AUSTRALIA PTY LTD., a company organized
                                   under the laws of Australia

                                   By:
                                      ----------------------------------------
                                   Name:  Gregory S. Wood
                                        --------------------------------------
                                   Title: Secretary
                                         -------------------------------------


                                   NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of The Netherlands

                                   By:
                                      ----------------------------------------
                                   Name:    Gregory S. Wood
                                        --------------------------------------
                                   Title:   Managing Director
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada

                                   By:
                                      ----------------------------------------
                                   Name:   Gregory S. Wood
                                        --------------------------------------
                                   Title:  Chief Financial Officer
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France

                                   By:
                                      ----------------------------------------
                                   Name:   John DeSantis
                                        --------------------------------------
                                   Title:  Sole General Manager
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES GMBH, a company organized under the laws of Germany

                                   By:
                                      ----------------------------------------
                                   Name:   Eric Grayson
                                        --------------------------------------
                                   Title:  Managing Director
                                         -------------------------------------

                                   NCD GRAPHIC SOFTWARE CORPORATION, a
                                   California corporation

                                   By:
                                      ----------------------------------------
                                   Name:   Gregory S. Wood
                                        --------------------------------------
                                   Title:  Chief Financial Officer
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation

                                   By:
                                      ----------------------------------------
                                   Name:  Gregory S. Wood
                                        --------------------------------------
                                   Title:  Chief Financial Officer
                                         -------------------------------------

                                   NCD ACQUISITION CORP., an Indiana corporation

                                   By:
                                      ----------------------------------------
                                   Name:  Gregory S. Wood
                                        --------------------------------------
                                   Title:  Chief Financial Officer
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES (UK), LIMITED., a company organized under the laws of England

                                   By:
                                      ----------------------------------------
                                   Name:  Gregory S. Wood
                                        --------------------------------------
                                   Title:  Director
                                         -------------------------------------

                                   NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden

                                   By:
                                      ----------------------------------------
                                   Name:  Rudolph G. Morin
                                        --------------------------------------
                                   Title:  Director
                                         -------------------------------------

                            GUARANTOR SECURITY AGREEMENT


          This SECURITY AGREEMENT (this "Agreement"), is entered into as of March 30, 2000, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and NETWORK COMPUTING DEVICES AUSTRALIA PTY. LTD, a company organized under the laws of Australia, NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of [], NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada, NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France, NETWORK COMPUTING DEVICES, GMBH, a company organized under the laws of Germany, NCD GRAPHIC SOFTWARE CORPORATION, an Oregon corporation, NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation, NCD ACQUISITION CORP., an Indiana corporation, NETWORK COMPUTING DEVICES (UK), INC., a company organized under the laws of England, NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden, (each, a "Guarantor:" together, individually and collectively, jointly and severally, the "Guarantors").

          WHEREAS, Borrower and Foothill are, contemporaneously herewith, entering into the Loan Agreement;

          WHEREAS, Borrower owns one hundred percent (100%) of the issued and outstanding stock of each Guarantor;

          WHEREAS, each Guarantor has executed that certain General Continuing Guaranty, of even date herewith, in favor of Foothill (the "Guaranty"), respecting certain obligations of Borrower owing to Foothill under the Loan Agreement;

          WHEREAS, each Guarantor desires to collateralize its obligations under the Guaranty by granting to Foothill a security interest in certain of its assets; and

          WHEREAS, each Guarantor will benefit by virtue of the credit extended by Foothill to Borrower.

          NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Foothill and each Guarantor agrees as follows:

          1.   DEFINITIONS AND CONSTRUCTION.

               1.1 DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to any Guarantor arising out of the sale, license, or lease of goods or General Intangibles or the rendition of services by any such Guarantor, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

          "AGREEMENT" means this Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Security Agreement.

          "CODE" means the California Uniform Commercial Code.

          "BORROWER" means Network Computing Devices, Inc., a Delaware corporation.

          "COLLATERAL" means each of the following: the Accounts; Guarantor's Books; the Equipment; the General Intangibles; the Inventory; the Investment Property; the Negotiable Collateral; any money, or other assets of any Guarantor which now or hereafter come into the possession, custody, or control of Foothill; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Guarantor's Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

          "EQUIPMENT" means all of any Guarantor's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), wherever located, and any interest of any Guarantor in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

          "EVENT OF DEFAULT" has the meaning ascribed to it in SECTION 6.

          "GENERAL INTANGIBLES" means all of any Guarantor's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statues, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, source code, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, Investment Property, and Negotiable Collateral.

          "GUARANTIED OBLIGATIONS" shall have the meaning ascribed to it in the Guaranty.

          "GUARANTOR'S BOOKS" means all of any Guarantor's books and records, including: ledgers; records indicating, summarizing, or evidencing any Guarantor's properties or assets (including the Collateral) or liabilities; all information relating to any Guarantor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information in respect of such books and records.

          "GUARANTOR" has the meaning ascribed thereto in the preamble to this Agreement.

          "GUARANTY" means the General Continuing Guaranty of each of the Guarantors, granted in favor of Foothill of even date herewith.

          "INVENTORY" means all present and future inventory in which any Guarantor has any interest, including goods held for sale, license, or lease or to be furnished under a contract of service and all of any Guarantor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

          "INVESTMENT PROPERTY" means all of any Guarantor's present and future "investment property" as that term is defined in Section 9115 of the Code.

          "LOAN AGREEMENT" means that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, renewed or extended from time to time), between Borrower and Foothill.

          "NEGOTIABLE COLLATERAL" means all of any Guarantor's present and future letters of credit, notes, drafts, instruments, documents, personal property leases (wherein any Guarantor is the lessor), chattel paper, and any Guarantor's Books relating to any of the foregoing.

          "SECURED OBLIGATIONS" shall mean all liabilities, obligations, or undertakings owing by each of the Guarantors to Foothill of any kind or description arising out or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, and any other Loan Document heretofore, herewith, or hereinafter executed by such Guarantor, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or not due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any an all costs, fees (including attorney's fees), and expenses which such Guarantor is required to pay pursuant to any of the foregoing, by law or otherwise.

               1.2 CODE. Any terms used in this Agreement which are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

               1.3 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, restatements, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of each of the Guarantors and supplemental rights and remedies in favor of Foothill, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

               1.4 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

          2.   CREATION OF SECURITY INTEREST.

               2.1 GRANT OF SECURITY INTEREST. Each Guarantor hereby grants to Foothill a continuing security interest in all of its right, title, and interest in and to all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment and performance of the Secured Obligations. Foothill's security interests in the Collateral shall attach to all Collateral without further act on the part of Foothill or any Guarantor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for [sale of Inventory to buyers in the ordinary course of business], none of the Guarantors has authority, express or implied, to dispose of any item or portion of the Collateral.

               2.2    NEGOTIABLE COLLATERAL.    In the event that any
Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, each Guarantor, immediately upon the request of Foothill, shall endorse and deliver physical possession of such Negotiable Collateral to Foothill.

               2.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, NEGOTIABLE COLLATERAL. At any time, Foothill or Foothill's designee may (a) notify customers or Account Debtors of each Guarantor that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Loan Account. Each Guarantor agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by such Guarantor.

               2.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Each Guarantor shall execute and deliver to Foothill, prior to or concurrently with such Guarantor's execution and delivery of this Agreement and at any time thereafter at the request of Foothill, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, mortgages, deeds of trust, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill may reasonably request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

               2.5 POWER OF ATTORNEY. Each Guarantor hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as such Guarantor's true and lawful attorney, with power to (a) if such Guarantor refuses to, or fails timely to execute and deliver any of the documents described in SECTION 2.4, sign the name of such Guarantor on any of the documents described in SECTION 2.4, (b) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure (in accordance with Section 1208 of the Code), sign such Guarantor's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Guarantor's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure (in accordance with Section 1208 of the Code), notify the post office authorities to change the address for delivery of such Guarantor's mail to an address designated by Foothill, to receive and open all mail addressed to such Guarantor, and to retain all mail relating to the Collateral and forward all other mail to such Guarantor, (f) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure (in accordance with Section 1208 of the Code), make, settle, and adjust all claims under such Guarantor's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and
(g) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure (in accordance with Section 1208 of the Code), settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as each Guarantor's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit under the Loan Agreement is terminated.

               2.6 RIGHT TO INSPECT. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect each Guarantor's Books and to check, test, and appraise the Collateral in order to verify each Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

          3.   REPRESENTATIONS AND WARRANTIES.

          Each Guarantor represents and warrants as follows:

               3.1 NO ENCUMBRANCES. Such Guarantor has good and indefeasible title to the Collateral of such Guarantor, free and clear of Liens except for Permitted Liens.

               3.2 PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of such Guarantor is at the address set forth opposite such Guarantor's name on SCHEDULE 3.2, and all other locations at which any such Guarantor has a place of business are set forth on SCHEDULE 3.2. Such Guarantor's FEIN (or foreign equivalent, if any) is set forth on SCHEDULE 3.2.

               3.3 INVENTORY. All of such Guarantor's Inventory is now and at all times hereafter shall be of good and serviceable quality, free from defects.

               3.4 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment of such Guarantor are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at the locations identified on Schedule 6.12 of the Loan Agreement or otherwise permitted by Section 6.12 of the Loan Agreement.

               3.5 INVENTORY RECORDS. Such Guarantor now keeps, and hereafter at all times shall keep, correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and such Guarantor's cost therefor.

               3.6 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. The jurisdiction or country of organization of such Guarantor is set forth opposite such Guarantor's name on Schedule 3.6 and such Guarantor shall at all times hereafter be duly organized and existing and in good standing under the laws of such jurisdiction or and qualified and licensed to do business in, and in good standing in, any jurisdiction where the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), finances, or prospects of such Guarantor or on the value of the Collateral.

               3.7 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of this Agreement, the Guaranty, and any other Loan Document to which such Guarantor is a party are within such Guarantor's corporate powers, have been duly authorized, and are not in conflict with nor, constitute a breach of any provision contained in such Guarantor's Articles or Certificate of Incorporation, By-laws, or any partnership or trust agreement pertaining to such Guarantor, nor will they constitute an event of default under any material agreement to which such Guarantor is now or may hereafter become a party.

               3.8 LITIGATION. There are no actions or proceedings pending by or against such Guarantor before any court or administrative agency and such Guarantor does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving such Guarantor, except for:
(a) ongoing collection matters in which such Guarantor is the plaintiff; (b) matters disclosed on Schedule 5.10 of the Loan Agreement; and (c) matters arising after the date hereof that, if decided adversely to such Guarantor, would not materially impair the prospect of repayment of the Guarantied Obligations or materially impair the value or priority of Foothill's security interests in the Collateral.

               3.9 SOLVENCY. Such Guarantor is Solvent. No transfer of property is being made by such Guarantor and no obligation is being incurred by such Guarantor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Guarantor.

               3.10 RELIANCE BY FOOTHILL; CUMULATIVE. The warranties, representations, and agreements set forth herein shall be conclusively presumed to have been relied upon by Foothill and shall be cumulative and in addition to any and all other warranties, representations, and agreements which such Guarantor shall now or hereinafter give, or cause to be given, to Foothill.

          4.   AFFIRMATIVE COVENANTS.

               Each Guarantor covenants and agrees that, until payment in full of the Secured Obligations, and unless Foothill shall otherwise consent in writing, such Guarantor shall do all of the following:

               4.1    SCHEDULES OF ACCOUNTS.

          With such regularity as Foothill shall require, provide Foothill with schedules describing all of such Guarantor's Accounts. Foothill's failure to request such schedules or such Guarantor's failure to execute and deliver such schedules shall not affect or limit Foothill's security interests or other rights in and to the Accounts.

               4.2 INVENTORY REPORTING. From time to time hereafter, but not less frequently than monthly, execute and deliver to Foothill a report regarding such Guarantor's

Inventory specifying such Guarantor's cost therefor and further specifying such other information as Foothill may reasonably request.

               4.3 TITLE TO EQUIPMENT. Upon Foothill's request, immediately deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of such Guarantor's Equipment.

               4.4 MAINTENANCE OF EQUIPMENT. Maintain such Guarantor's Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Such Guarantor shall not permit any item of such Guarantor's Equipment to become a fixture to real estate or an accession to other property, and such Equipment is now and shall at all times remain personal property.

               4.5 TAXES. All assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against such Guarantor or any of its property have been paid, and shall hereafter be paid in full, before delinquency or before the expiration of any extension period. Such Guarantor shall make due and timely payment or deposit of all taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment or deposit thereof. Such Guarantor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that such Guarantor has made such payments or deposits, other than assessments or taxes that are the subject of a Permitted Protest.

               4.6 INSURANCE. At its expense, keep such Guarantor's Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Such Guarantor also shall maintain business interruption, public liability, product liability, and property damage insurance relating to its ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

                      (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All such policies of insurance (except those of public liability and property damage) shall contain a 438BFU lender's loss payable endorsement, or an equivalent endorsement in a form satisfactory to Foothill, showing Foothill as a loss payee thereof as its interest may appear, shall contain a waiver of warranties, and shall specify that the insurer must give at least ten (10) days prior written notice to Foothill before canceling its policy for any reason. Such Guarantor shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor. All proceeds payable under any such policy shall be payable to Foothill to be applied on account of the Guarantied Obligations.

               4.7 FOOTHILL EXPENSES. Such Guarantor shall immediately and without demand reimburse Foothill for all sums expended by Foothill which constitute Foothill Expenses and such Guarantor hereby authorizes and approves all advances and payments by Foothill for items constituting Foothill Expenses.

          5.   NEGATIVE COVENANTS.

          Each Guarantor covenants and agrees that until payment in full of the Guarantied Obligations, it will not do any of the following without Foothill's prior written consent:

               5.1 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including liens that are replacements of Permitted Liens to the extent that the original indebtedness is refinanced under Section 7.1(d) of the Loan Agreement and so long as the replacement liens secure only those assets or property that secured the original indebtedness).

               5.2 RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property, or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the properties, assets, stock, or other evidence of beneficial ownership of any Person.

               5.3 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Enter into any transaction not in the ordinary and usual course of such Guarantor's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of such Guarantor's properties or assets.

               5.4 CHANGE NAME. Change such Guarantor's name, FEIN, business structure, or identity, or add any new fictitious name.

               5.5 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of such Guarantor or which are transmitted or turned over to Foothill and except for the guarantee of the payment and performance of the Guarantied Obligations.

               5.6 NATURE OF BUSINESS; FISCAL YEAR. (a) Make any change in the principal nature of such Guarantor's business, or (b) without the prior written consent of Foothill, which consent shall not unreasonably be withheld, change the date of its fiscal year.

               5.7 TRANSACTIONS WITH AFFILIATES. Such Guarantor will not directly or indirectly enter into or permit to exist any material transaction with any Affiliate of such

Guarantor except for transactions which are in the ordinary course of such Guarantor's business, upon fair and reasonable terms and which are fully disclosed to Foothill and, no less favorable to such Guarantor than would be obtained in arm's length transaction with a non-Affiliate.

               5.8    SUSPENSION.  Suspend or go out of business.

               5.9 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Without thirty (30) days prior written notification to Foothill, relocate its chief executive office to a new location, unless, at the time of such written notification, such Guarantor provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a landlord's waiver in form and substance satisfactory to Foothill. Such Guarantor's Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

          6.   EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

               6.1. The occurrence of an Event of Default (as defined in the Loan Agreement);

               6.2. If any Guarantor fails or neglects to perform, keep, or observe, in any material respect, any term, provision, condition, covenant, or agreement contained in this Agreement, in the Guaranty, or in any other Loan Document to which such Guarantor is party or by which such Guarantor or its assets are bound;

               6.3. If there is a material impairment of the prospect of repayment of any portion of the Guarantied Obligations owing to Foothill or a material impairment of the value or priority of Foothill's security interests in the Collateral;

               6.4. If a notice of lien, levy, or assessment is filed of record with respect to any of any Guarantor's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Guarantor's properties or assets and the same is not paid on the payment date thereof;

               6.5. If a judgment or other claim becomes a lien or encumbrance upon any material portion of any Guarantor's properties or assets;

               6.6. If there is a default in any material agreement to which any Guarantor is a party with one or more third Persons resulting in a right by such third Persons, irrespective of whether exercised, to accelerate the maturity of such Guarantor's obligations thereunder;

               6.7. If any Guarantor makes any payment on account of indebtedness that has been contractually subordinated in right of payment to the payment of the Guarantied Obligations, except to the extent such payment is permitted by the terms hereof and by the subordination provisions applicable to such indebtedness;

               6.8. If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by any Guarantor or any officer, employee, agent, or director of Guarantor, or if any such warranty or representation is withdrawn.

          7.   FOOTHILL'S RIGHTS AND REMEDIES.

               7.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Guarantor:

                      (a) Proceed directly and at once, without notice, against each Guarantor to collect and recover the full amount or any portion of the Guarantied Obligations, without first proceeding against Borrower, any other Guarantor, or against any security or collateral for the Guarantied Obligations.

                      (b) Without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guarantied Obligations (i) any indebtedness due or to become due from Foothill to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of Foothill.

                      (c) May exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity.

                      (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Borrower's loan account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

                      (e) Cause each Guarantor to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of such Guarantor or in such Guarantor's possession and conspicuously label said returned Inventory as the property of Foothill;

                      (f) Without notice or demand, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interest in the Collateral. Each Guarantor agrees to assemble the Collateral if Foothill so requires, and to make the Collateral available to Foothill as Foothill may designate. Each Guarantor authorizes Foothill to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Foothill's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of any Guarantor's owned premises, such Guarantor hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

                      (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Foothill is hereby granted a license or other right to use, without charge, each Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and each Guarantor's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

                      (h) Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including on any Guarantor's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale. Foothill shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Guarantor, which right or equity is hereby waived or released to the extent permitted by law;

                      (i) By an instrument in writing, appoint a receiver (which term shall include a receiver and manager) of all or any part of the Collateral and may remove or replace such receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of such receiver;

                      (j) Require each Guarantor to establish a lockbox or other restricted account satisfactory to Foothill for the collection of such Guarantor's Accounts, General Intangibles, or Negotiable Collateral;

                      (k) Notify customers or Account Debtors of each Guarantor that such Guarantor's Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein;

                      (l) Collect each Guarantor's Accounts, General Intangibles, and Negotiable Collateral directly, and charge the collection costs and expenses as Foothill

Expenses; but, unless and until Foothill does so or gives any Guarantor other written instructions, such Guarantor shall collect all of such Guarantor's Accounts, General Intangibles, and Negotiable Collateral for Foothill, receive in trust all payments thereon as Foothill's trustee, and immediately deliver said payments to Foothill in their original form as received from such Account Debtor;

                      (m) Any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by each Guarantor up to the maximum amount, if any, of such Guarantor's liability under the Guaranty. Any excess will be returned to Guarantors, without interest and subject to the rights of third parties, by Foothill.

Except as required by law, Foothill may take any or all of the foregoing action without demand, presentment, protest, advertisement or notice of any kind to or upon any Guarantor or any other person.

               7.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

          8.   TAXES AND EXPENSES REGARDING THE COLLATERAL.

          If any Guarantor fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of licensed or leased properties or assets, royalties, rents, or other amounts payable under such licenses or leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by any such Guarantor could result in a Material adverse effect on Foothill's interests in the collateral, in its discretion, without prior notice to any Guarantor, Foothill may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies insuring Guarantor's ownership and use of the Collateral and take any action with respect to such policies as Foothill deems prudent. Any such amounts paid or deposited by Foothill shall constitute Foothill Expenses.
Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

          9.   WAIVERS; INDEMNIFICATION.

               9.1 DEMAND; PROTEST; ETC. To the extent permitted by law, each of the Guarantors waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which any Guarantor may in any way be liable.

               9.2 FOOTHILL'S LIABILITY FOR COLLATERAL. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for:
(a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by the Guarantors.

               9.3 INDEMNIFICATION. Each Guarantor agrees to defend, indemnify, save, and hold Foothill and its officers, employees, and agents harmless against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other Person, and (b) all losses (including attorneys fees and disbursements) in any way suffered, incurred, or paid by Foothill as a result of or in any way arising out of, following, or consequential to transactions with Borrower or any Guarantor, whether under this Agreement, the other Loan Documents or otherwise. This provision shall survive the termination of this Agreement.

               9.4    WAIVERS.

                      (a) To the maximum extent permitted by law, each of the Guarantors hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, each Guarantor's right to make inquiry of Foothill to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Guarantors' risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any unmatured Event of Default or Event of Default under the Loan Agreement; and
(vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Agreement or the other Loan Documents) and demands to which such Guarantor might otherwise be entitled.

                      (b) To the fullest extent permitted by applicable law, each of the Guarantors hereby waives the right by statute or otherwise to require Foothill to institute suit against Borrower or to exhaust any rights and remedies which Foothill has or may have against Borrower. Each of the Guarantors further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

                      (c) To the maximum extent permitted by law, each of the Guarantors hereby waives: (i) any rights to assert against Foothill any defense (legal or equitable), set-off, counterclaim, or claim which any Guarantor may now or at any time hereafter have against Borrower or any other party liable to Foothill on account of or with respect to the Obligations;
(ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Foothill including, to the extent applicable, the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof.

                      (d) To the maximum extent permitted by law each Guarantor hereby waives any right of subrogation such Guarantor has or may have as against Borrower with respect to the Obligations. In addition, to the maximum extent permitted by law, each of the Guarantors hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. To the maximum extent permitted by law, each of the Guarantors also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of Borrower. Each of the Guarantors hereby agrees that, in light of the waivers contained in this Section, none of the Guarantors shall be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Borrower, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

                      (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon the occurrence and during the continuance of an Event of Default, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of the Guarantors hereunder. Each of the Guarantors understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of each of the Guarantors against Borrower or guarantors or sureties, and (b) absent the waiver given by the Guarantors herein, such an election might estop Foothill from enforcing this Agreement against the Guarantors. Understanding the foregoing, and understanding that each of the Guarantors is hereby relinquishing a defense to the enforceability of this Agreement, each of the Guarantors hereby waives any right to assert against Foothill any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Each of the Guarantors understands that the effect of the foregoing waiver may be that such Guarantors may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each of the Guarantors also agrees that the "fair market value" provisions of
Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Agreement.

                      (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have because Debtor's debt is secured by real property. This means, among other things:

                      (i) Guarantied Party may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Debtor.

                      (ii) If Guarantied Party forecloses on any real property collateral pledged by the Debtor:

                      (1) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                      (2) Guarantied Party may collect from Guarantor even if Guarantied Party, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Debtor.

                      This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Debtor's debt is secured by real property. These rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

                      (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH OF THE GUARANTORS HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE Sections 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838, 2839, 2845,
2848, 2849, AND 2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE Sections 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                      (h) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH OF THE GUARANTORS HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY FOOTHILL, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST

THE BORROWER BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

          10.  NOTICES.

               All notices and other communications hereunder shall be made in accordance with the Guaranty.

          11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

               THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE GUARANTORS AND FOOTHILL AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH
OF THE GUARANTORS AND FOOTHILL EACH WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. THE GUARANTORS AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE GUARANTORS AND
FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED
AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          12.  DESTRUCTION OF THE GUARANTORS' DOCUMENTS.

               All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless any Guarantor requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at such Guarantor's expense, for their return.

          13.  GENERAL PROVISIONS.

               13.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by each of the Guarantors and accepted and executed by Foothill.

               13.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Guarantors may not assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release any of the Guarantors from its Guarantied Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by the Guarantors is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to any of the Guarantors or any of the Guarantors' business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to the Guarantors and such assignment shall effect a novation among the Guarantors and such third Person.

               13.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

               13.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or the Guarantors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

               13.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

               13.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and each of the Guarantors.

               13.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

               13.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Secured Obligations by the Guarantors or the transfer by any Guarantor to Foothill of any property of such Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of each of the Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                        [SIGNATURE PAGES TO FOLLOW.]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   FOOTHILL CAPITAL CORPORATION, a California
                                   Corporation

                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES AUSTRALIA PTY LTD., a company organized under the laws of Australia

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Secretary
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES (BENELUX) B.V., a company organized under the laws of The Netherlands

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Managing Director
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES (CANADA), INC., a corporation organized under the laws of Canada

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------------------

                                   NETWORK COMPUTING DEVICES (FRANCE) S.A.R.L., a company organized under the laws of France

                                   By:
                                       -----------------------------------------
                                   Name:  John DeSantis
                                         ---------------------------------------
                                   Title:  Sole General Manager
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES GMBH, a company organized under the laws of Germany

                                   By:
                                       -----------------------------------------
                                   Name:  Eric Grayson
                                         ---------------------------------------
                                   Title:  Managing Director
                                          --------------------------------------


                                   NCD GRAPHIC SOFTWARE CORPORATION, a
                                   California corporation

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES (FSC), INC., a Guam corporation

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------------------


                                   NCD ACQUISITION CORP., an Indiana corporation

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Chief Financial Officer
                                          --------------------------------------

                                   NETWORK COMPUTING DEVICES (UK), LIMITED., a company organized under the laws of England

                                   By:
                                       -----------------------------------------
                                   Name:  Gregory S. Wood
                                         ---------------------------------------
                                   Title:  Director
                                          --------------------------------------


                                   NETWORK COMPUTING DEVICES SCANDINAVIA AB, a company organized under the laws of Sweden

                                   By:
                                       -----------------------------------------
                                   Name:  Rudolph G. Morin
                                         ---------------------------------------
                                   Title:  Director
                                          --------------------------------------

                              SUBORDINATION AGREEMENT
                                   (INTERCOMPANY)

              THIS SUBORDINATION AGREEMENT (this "Agreement"), is entered into as of March [ ], 2000, among Foothill Capital Corporation, a California corporation ("Foothill") and the undersigned Subsidiaries of Network Computing Devices, Inc., a Delaware corporation (individually and collectively, the "Borrower Subsidiaries"), with reference to the following recitals of fact:

              WHEREAS, Network Computing Devices, Inc., a Delaware corporation ("Borrower") and Foothill have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended, modified, renewed, extended, or replaced from time to time, the "Loan Agreement"), pursuant to which Foothill has agreed to make certain loans to Borrower;

              WHEREAS, the Borrower Subsidiaries have made or hereafter may make loans and other advances to Borrower or Borrower may otherwise incur indebtedness to the Borrower Subsidiaries; and

              WHEREAS, the Borrower Subsidiaries have agreed to the subordination of such indebtedness to it, upon the terms and subject to the conditions set forth in this Agreement.

              NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1     DEFINITIONS; INTERPRETATION.

              (a) TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

              (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

              "Dollars" means and refers to United States of America dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

              "Insolvency Event" has the meaning set forth in SECTION 3.

              "Senior Debt" shall mean all indebtedness and liabilities (including all principal, interest (including interest accruing after the commencement of a Proceeding whether or not such interest is allowed as a claim therein), default interest, fees, charges, and collection expenses) now or hereafter owed by Borrower under the Loan Agreement or any other Loan Document.

              "Subordinated Debt" means all indebtedness, liabilities and other monetary obligations of Borrower owing to the Borrower Subsidiaries, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all principal, all interest accrued thereon, all fees, and all other amounts payable by Borrower to the Borrower Subsidiaries.

              "Subordinated Debt Documents" means any agreement, note, or other document evidencing the Subordinated Debt.

              "Subordinated Debt Payment" means any payment or distribution by or on behalf of Borrower, directly or indirectly, of assets of Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt.

              (c) INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2     SUBORDINATION TO PAYMENT OF SENIOR DEBT.

              All payments on account of the Subordinated Debt shall be subject, subordinate and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of the Senior Debt.

SECTION 3     SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF BORROWER.

              In the event of any payment or distribution of assets or properties of Borrower of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to Borrower or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of Borrower, or otherwise (such events, collectively, the "Insolvency Events"):
(i) all amounts
owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which any Borrower Subsidiary would be entitled except for the provisions hereof, shall, in the event of any such Insolvency Event, be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Foothill for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Foothill in respect of such Senior Debt.

SECTION 4     PAYMENTS ON SUBORDINATED DEBT.

              (a) PERMITTED PAYMENTS. So long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, Borrower may make, and the Borrower Subsidiaries shall be entitled to receive, Subordinated Debt Payments made in the ordinary course of business solely to the extent permitted in the Loan Agreement.

              (b) PROHIBITION ON PAYMENTS. Notwithstanding the provisions of SUBSECTION 4(a) above, (i) upon the occurrence and during the continuation of any Default or Event of Default, or (ii) if a Default or Event of Default would result therefrom then, in either case, no Subordinated Debt Payment shall be made or agreed to be made by Borrower or accepted by any Borrower Subsidiary on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Debt, and Borrower shall not segregate or hold in trust money for any such payment or distribution.

SECTION 5     SUBORDINATION OF REMEDIES.

              As long as any Senior Debt shall remain outstanding and unpaid, no Borrower Subsidiary shall, without the prior written consent of Foothill:

              (i) accelerate, make demand, or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of Borrower owing to such Borrower Subsidiary;

              (ii) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

              (iii) exercise any rights to setoffs and counterclaims in respect of any indebtedness, liabilities or obligations of Borrower to Borrower against any of the Subordinated Debt; or

              (iv) commence, or cause to be commenced, or join with any creditor other than Foothill in commencing, any bankruptcy, insolvency or receivership proceeding against Borrower.

SECTION 6     PAYMENT OVER TO FOOTHILL.

              Notwithstanding the provisions of SECTIONS 3, 4, AND 5, in the event that any Subordinated Debt Payments shall be received in contravention of such SECTIONS 3, 4, AND 5 by any Borrower Subsidiary before all Senior Debt is paid, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), such Subordinated Debt Payments shall be held in trust for the benefit of Foothill and shall be paid over or delivered to Foothill for application to the payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of all Senior Debt remaining unpaid to the extent necessary to give effect to such SECTIONS 3, 4, AND 5, after giving effect to any concurrent payments or distributions to Foothill in respect of the Senior Debt.

SECTION 7     AUTHORIZATION TO FOOTHILL.

              If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur relating to Borrower or its property: (i) Foothill is hereby irrevocably authorized and empowered (in the name of any one or more Borrower Subsidiaries or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Foothill; and (ii) each Borrower Subsidiary shall promptly take such action as Foothill reasonably may request (A) to collect the Subordinated Debt for the account of Foothill and to file appropriate claims or proofs of claim in respect of the Subordinated Debt,
(B) to execute and deliver to Foothill such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments to the extent permitted by applicable law.

SECTION 8     CERTAIN AGREEMENTS OF BORROWER.

              (a) NO BENEFITS. Each Borrower Subsidiary understands that there may be various agreements among Foothill and Borrower evidencing and governing the Senior Debt, and such Borrower Subsidiary acknowledges and agrees that such agreements are not intended to confer any benefits on such Borrower Subsidiary and that Foothill shall have no obligation to such Borrower Subsidiary or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

              (b) NO INTERFERENCE. Each Borrower Subsidiary acknowledges that Borrower has granted Foothill a security interest in all of Borrower's assets, and agrees that, so long as such Borrower Subsidiary holds Subordinated Debt, such Borrower Subsidiary will not interfere with or in any manner oppose a disposition of any Collateral by Foothill in accordance with the terms of the agreements governing such grants and applicable law.

              (c) RELIANCE BY FOOTHILL. Each Borrower Subsidiary acknowledges and agrees that Foothill will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or making the Advances thereunder.

              (d) WAIVERS. Each Borrower Subsidiary waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

              (e) OBLIGATIONS OF BORROWER SUBSIDIARIES NOT AFFECTED. Each Borrower Subsidiary agrees that at any time and from time to time, without notice to or the consent of such Borrower Subsidiary, without incurring responsibility to such Borrower Subsidiary, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Foothill hereunder: (i) the time for Borrower's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Foothill; (ii) the agreements of Borrower with respect to the Loan Documents may from time to time be modified by Borrower and Foothill for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of Borrower or Foothill thereunder; (iii) the manner, place or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by Borrower and Foothill; (v) any Collateral may be sold, exchanged, released or substituted in accordance with the Loan Documents and any Lien in favor of Foothill may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against Borrower, any other Person, or with respect to any Collateral may be exercised (or Foothill may waive or refrain from exercising such rights) in accordance with the Loan Documents.

              (f) RIGHTS OF FOOTHILL NOT TO BE IMPAIRED. No right of Foothill to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by Borrower hereunder or under or in connection with the other Loan Documents or by any noncompliance by Borrower with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Foothill may have or otherwise be charged with.

              (g) FINANCIAL CONDITION OF BORROWER. No Borrower Subsidiary shall have any right to require Foothill to obtain or disclose any information with respect to: (i) the financial condition or character of Borrower or the ability of Borrower to pay and perform the Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Foothill or any other Person; or (vi) any other matter, except as otherwise expressly required by any provision of any Loan Document or law (except to the extent that any otherwise applicable requirement of law has been waived by such Borrower Subsidiary pursuant to a legally enforceable waiver).

              (h) ACQUISITION OF LIENS OR GUARANTIES. Unless otherwise expressly permitted under the Loan Documents, no Borrower Subsidiary shall, without the prior consent of Foothill, acquire any right or interest in or to any Collateral or accept any guaranties for the Subordinated Debt.

SECTION 9     SUBROGATION.

              (a) SUBROGATION. Until the payment and performance in full of all Senior Debt, each Borrower Subsidiary shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Foothill hereunder or otherwise.

              (b) PAYMENTS OVER TO THE BORROWER SUBSIDIARIES. If any payment or distribution to which the Borrower Subsidiaries would otherwise have been entitled but for the provisions of SECTION 3, 4, OR 5 shall have been applied pursuant to the provisions of SECTION 3, 4, OR 5 to the payment of all amounts payable under the Senior Debt, the Borrower Subsidiaries shall be entitled to receive from Foothill any payments or distributions received by Foothill in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Foothill, Foothill shall promptly remit such excess to the Borrower Subsidiaries and until so remitted shall hold such excess payment for the benefit of the Borrower Subsidiaries. Each Borrower Subsidiary hereby agrees that the remittance by Foothill of such excess to any Borrower Subsidiary shall be deemed a remittance for the benefit of all the Borrower Subsidiaries.

SECTION 10    CONTINUING AGREEMENT; REINSTATEMENT.

              (a) CONTINUING AGREEMENT. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Borrower Subsidiaries until payment and performance in full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with Borrower.

              (b) REINSTATEMENT. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of Borrower shall be rescinded or must otherwise be restored by Foothill, whether as a result of an Insolvency Event or otherwise.

SECTION 11    TRANSFER OF SUBORDINATED DEBT.

              No Borrower Subsidiary may assign or transfer its rights and obligations in respect of the Subordinated Debt or any interest in the Subordinated Debt without the prior written consent of Foothill (which consent shall not be unreasonably withheld), and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Foothill.

SECTION 12    OBLIGATIONS OF BORROWER NOT AFFECTED.

              The provisions of this Agreement are intended solely for the purpose of defining the relative rights against Borrower of the Borrower Subsidiaries, on the one hand, and Foothill, on the other hand. Nothing contained in this Agreement shall (i) impair, as between Borrower and the Borrower Subsidiaries, the obligation of Borrower to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against Borrower of the Borrower Subsidiaries, on the one hand, and the creditors of Borrower (other than Foothill), on the other hand.

SECTION 13    FURTHER ASSURANCES AND ADDITIONAL ACTS.

              (a) ENDORSEMENT OF SUBORDINATED DEBT DOCUMENTS. At the request of Foothill, all documents and instruments evidencing any of the Subordinated Debt shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and the Borrower Subsidiaries shall promptly deliver to Foothill evidence of the same.

              (b) FURTHER ASSURANCES AND ADDITIONAL ACTS. Each of the Borrower Subsidiaries and Borrower shall execute, acknowledge, deliver, file, notarize and register at its own reasonable expense all such further agreements, instruments, certificates, financing statements, termination statements, documents and assurances, and perform such acts as Foothill reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Foothill with evidence of the foregoing reasonably satisfactory in form and substance to Foothill.

SECTION 14    NOTICES.

              All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered at or to the address or facsimile number of the respective party or parties set forth below:

 If to Foothill:       FOOTHILL CAPITAL CORPORATION
                       11111 Santa Monica Boulevard, Suite 1500
                       Los Angeles, California 90025
                       Attn:  Business Finance Division Manager
                       Telecopier:  310.478.9788

 With a copy to:       BROBECK, PHLEGER & HARRISON LLP
                       550 S. Hope Street, Suite 2100
                       Los Angeles, CA  90071
                       Attn: John Francis Hilson, Esq.
                       Telecopier:  213.239.1324

 If to any Borrower    C/O NETWORK COMPUTING DEVICES, INC.
 Subsidiary:           350 North Bernardo Avenue
                       Mountain View, California 94043
                       Attn:  Chief Financial Officer
                       Telecopies:  650.961.7711

 With a copy to:
                       ------------------------------------------------

                       ------------------------------------------------
                       Attn:
                           --------------------------------------------
                       Telecopier:
                                  -------------------------------------

              The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties. All notices and communications sent in accordance with this section shall be effective (i) if delivered by hand, when delivered;
(ii) if sent by mail, upon the earlier of the date of receipt or five (5) Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and (iii) if sent by facsimile transmission, when sent.

SECTION 15    NO WAIVER; CUMULATIVE REMEDIES.

              No failure on the part of Foothill to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Foothill.

SECTION 16    COSTS AND EXPENSES.

              (a) PAYMENTS BY BORROWER. Borrower agrees to pay to Foothill on demand the reasonable out-of-pocket costs and expenses of Foothill, and the reasonable fees and disbursements of counsel to Foothill, in connection with the negotiation, preparation, execution, and delivery of this Agreement, and any amendments, modifications, or waivers of the terms thereof.

              (b) PAYMENTS BY BORROWER AND THE BORROWER SUBSIDIARIES. Each of Borrower and the Borrower Subsidiaries jointly and severally agrees to pay to Foothill on demand all reasonable out-of-pocket costs and expenses of Foothill, and the fees and disbursements of counsel, in connection, following a breach hereof, with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any reasonable out-of-pocket losses, costs and expenses sustained by Foothill as a result of any failure by any of the Borrower Subsidiaries to perform or observe its obligations contained in this Agreement.

SECTION 17    SURVIVAL.

              All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of Borrower and the Borrower Subsidiaries under SECTION 16 shall survive the satisfaction of the Senior Debt.

SECTION 18    BENEFITS OF AGREEMENT.

              This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19    BINDING EFFECT.

              This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, the Borrower Subsidiaries, and Foothill and their respective successors and assigns.

SECTION 20    GOVERNING LAW.

              THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

SECTION 21    SUBMISSION TO JURISDICTION.

              EACH BORROWER SUBSIDIARY HEREBY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH THEY NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND
(iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 22    ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

              (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of Borrower, Foothill, and the Borrower Subsidiaries with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

              (b) AMENDMENTS AND WAIVERS. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Borrower, the Borrower Subsidiaries, and Foothill; and no waiver of any provision of this Agreement, or consent to any departure by Borrower or the Borrower Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Foothill. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23    CONFLICTS WITH SUBORDINATED DEBT DOCUMENTS.

              In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the Subordinated Debt Documents, on the other hand, then the terms of this Agreement shall control.

SECTION 24    SEVERABILITY.

              Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25    INTERPRETATION.

              This Agreement is the result of negotiations between, and has been reviewed by counsel to, Foothill, the Borrower Subsidiaries, and Borrower and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Foothill merely because of Foothill's involvement in the preparation hereof.

SECTION 26    COUNTERPARTS; TELEFACSIMILE EXECUTION.

              This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 27    TERMINATION OF AGREEMENT.

              Upon payment and performance in full of the Senior Debt, this Agreement shall terminate and Foothill shall promptly execute and deliver to Borrower and the Borrower Subsidiaries (in each case, at Borrower's expense) such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of Borrower and the Borrower Subsidiaries under SECTION 16 shall survive such termination.

                   [Remainder of page left intentionally blank.]

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                         FOOTHILL CAPITAL CORPORATION,
                                         a California Corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------



                                         NETWORK COMPUTING DEVICES (AUSTRALIA)
                                         Pty. Ltd., a company organized under
                                         the laws of Australia


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (BENELUX)
                                         B.V., a company organized under the
                                         laws of [  ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (CANADA),
                                         INC., a corporation organized under
                                         the laws of Canada

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (FRANCE)
                                         S.A.R.L., a company organized under
                                         the laws of France

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (GERMANY),
                                         GMBH, a company organized under the
                                         laws of Germany


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NCD GRAPHIC SOFTWARE CORPORATION, an
                                         Oregon corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (FSC), INC.,
                                         a Guam corporation


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NCD ACQUISITION CORP., an Indiana
                                         corporation


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES (UK), INC.,
                                         a company organized under the laws of
                                         England


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                                         NETWORK COMPUTING DEVICES
                                         (SCANDINAVIA) AB, a company organized
                                         under the laws of Sweden

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                             BORROWER ACKNOWLEDGEMENT

Borrower has received a copy of, and has read, the foregoing Subordination Agreement. Borrower agrees to be bound by such agreement, and not to take any action that would breach or violate the terms thereof. Borrower consents to the execution, delivery, and performance of such agreement by Foothill and the Borrower Subsidiaries, and agrees that Borrower's obligations to Foothill and the Borrower Subsidiaries are not diminished by such agreement. Borrower acknowledges that it has no rights under the foregoing agreement and is not a third party beneficiary of such agreement.

Dated as of the date first set forth above:

                                   NETWORK COMPUTING DEVICES, INC.
                                   a Delaware corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title
                                              ----------------------------------

                              PATENT SECURITY AGREEMENT

          This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of March [], 2000 is made by NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with reference to the following:

          WHEREAS, Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Secured Party a security interest in (among other things) certain of the general intangibles of Debtor.

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the PTO and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the patents and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          1.   DEFINITIONS; INTERPRETATION.

               (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
Section 101 ET SEQ.), as amended, and any successor statute.

          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan Agreement.

          "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances.

          "OBLIGATIONS" shall have the meaning ascribed thereto in the Loan Agreement.

          "PATENT COLLATERAL" has the meaning set forth in SECTION 2.

          "PATENTS" has the meaning set forth in SECTION 2.

          "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "UNITED STATES" and "U.S." each mean the United States of America.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               (c) TERMS DEFINED IN THE LOAN AGREEMENT. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

               (d) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                    (viii) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of the Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Patent Collateral, shall not be deemed a conflict with the Loan Agreement.

          2.   SECURITY INTEREST.

               (a) ASSIGNMENT AND GRANT OF SECURITY INTEREST. As security for the payment and performance of the Obligations, Debtor hereby grants, assigns, transfers, and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                    (i) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held, or used by Debtor in whole or in part, including all existing U.S. patents and patent applications of Debtor which are described in SCHEDULE A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtor, including such patent licenses which are described in SCHEDULE
     A hereto, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                    (ii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                    (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                    (iv) all products and Proceeds of any and all of the foregoing.

               (b) CONTINUING SECURITY INTEREST. Debtor agrees that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with SECTION 16.

               (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

               (d) LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Patent Collateral (subject to the security interest of Secured Party therein) in the ordinary course of business and consistent with past practice, PROVIDED, that no Event of Default shall have occurred and be continuing.

          3. FURTHER ASSURANCES; APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Patent Collateral and to accomplish the purposes of this Agreement. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in accordance with the foregoing, Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments, and perform all other acts, that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Patent Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) upon the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Patent Collateral, (B) upon the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Patent Collateral, including any rights of Debtor arising under
Section 365(n) of the Bankruptcy Code, and (C) upon the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral, and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 16.

          Nothing in this Agreement shall obligate Debtor to commence any suit, proceeding or other action for infringement of any of the Patents that are immaterial to Debtor's business.

          4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party, as follows:

               (a) NO OTHER PATENTS. A true and correct list of all Patents owned, held (whether pursuant to a license or otherwise) or used by Debtor, in whole or in part, is set forth in SCHEDULE A.

               (b) VALIDITY. Each of the Patents listed on SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Debtor's knowledge, each of the Patents is valid and enforceable.

               (c) TITLE. (i) Debtor has rights in and good title to the existing Patent Collateral, (ii) with respect to the Patent Collateral shown on SCHEDULE A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, shop rights and covenants by Debtor not to sue third persons and (iii) with respect to any Patent for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Patent Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person, no other Person is known by Debtor to have any rights in or to any of the Patent Collateral.

               (d) NO INFRINGEMENT. To the best of Debtor's knowledge, (i) no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person, and (ii) the past, present and contemplated future use of the Patent Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               (e) POWERS. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security interest in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5. COVENANTS. Debtor covenants that so long as this Agreement shall be in effect, Debtor shall:

               (a) comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents;

               (b) promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Patents for which Debtor is a licensee;

               (c) on a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Patent Collateral. Without limiting the generality of the foregoing sentence, Debtor:

                    (i) hereby authorizes Secured Party in its sole discretion if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending
     SCHEDULE A hereof to include a reference to any right, title or interest in any existing Patent Collateral or Patent Collateral acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Patent Collateral in which Debtor no longer has or claims any right, title or interest; and

                    (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Secured Party, any amendments thereto, relative to all or any portion of the Patent Collateral, without the signature of Debtor where permitted by law;

               (d) comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Patent Collateral and give such notice of patent, prosecute such material claims, and do all other acts and take all other measures which, in Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain the Patent Collateral and all of Debtor's rights therein, including diligently prosecute any material patent application pending as of the date of this Agreement or thereafter;

               (e) comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of Debtor under this Agreement without Secured Party's prior written consent; and

               (f) not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Debtor's rights and interest in any property included within the definition of Patent Collateral acquired under such contracts.

          6. FUTURE RIGHTS. If and when Debtor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of this Agreement shall automatically apply thereto and Debtor shall give to Secured Party prompt notice thereof. Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Patent Collateral. Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a Secured Party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtor agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon the occurrence and during the continuation of an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Patent Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Patent Collateral, upon the occurrence and during the continuation of an Event of Default, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          8. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          9. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          10. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of the Patent Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          11. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in
SECTION 6 hereof.

          12. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          13. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

          14. LOAN AGREEMENT. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          15. NO INCONSISTENT REQUIREMENTS. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          16. TERMINATION. Upon the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder.

                    [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                             NETWORK COMPUTING DEVICES, INC.,
                                             a Delaware corporation



                                             By:______________________________

                                             Name:____________________________

                                             Title:___________________________


                                             FOOTHILL CAPITAL CORPORATION,
                                             a California corporation



                                              By:_____________________________

                                              Name:___________________________

                                              Title:__________________________

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES    )

          On__________________, before me,_________________________________,
Notary Public, personally appeared________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                    __________________________________________
                                    Signature
[SEAL]

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES    )

          On__________________, before me,_________________________________,
_______Notary Public, personally appeared___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                        ______________________________________
                                        Signature
[SEAL]

                                     SCHEDULE A
                          to the Patent Security Agreement

                               United States Patents
                              AND PATENT APPLICATIONS







                                  PATENT LICENSES

                               STOCK PLEDGE AGREEMENT

              THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of March [ ], 2000, is entered into between Network Computing Devices, Inc., a Delaware corporation ("Pledgor"), and Foothill Capital Corporation, a California corporation ("Secured Party"), with reference to the following:

              WHEREAS, Pledgor beneficially owns the specified number of shares identified as Pledged Shares in the Persons identified as Issuers on SCHEDULE A attached hereto (or any addendum thereto);

              WHEREAS, Pledgor and Secured Party are parties to that certain Loan and Security Agreement (the "Loan Agreement"), of even date herewith, pursuant to which Secured Party has agreed to make certain financial accommodations to Pledgor;

              WHEREAS, to induce Secured Party to make the financial accommodations provided to Pledgor pursuant to the Loan Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

              NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.     DEFINITIONS AND CONSTRUCTION.

              (a)    Definitions.

              All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement:

              "AGREEMENT" shall mean this Stock Pledge Agreement.

              "CHIEF EXECUTIVE OFFICE" shall mean where Pledgor is deemed located pursuant to Section 9103(3)(d) of the Code.

              "COLLATERAL" shall mean the Pledged Shares, the Future Rights, and the Proceeds, collectively.

              "FUTURE RIGHTS" shall mean: (a) all shares of stock (other than Pledged Shares) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, shares of stock of the Issuers; (b) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of any Person in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (c) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

              "HOLDER" and "HOLDERS" shall have the meanings ascribed thereto in SECTION 3 of this Agreement.

              "ISSUERS" shall mean each of the Persons identified as an Issuer on SCHEDULE A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

              "LIEN" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

              "LOAN AGREEMENT" shall have the meaning ascribed thereto in the recitals to this Agreement.

              "PLEDGED SHARES" shall mean all of the shares identified as Pledged Shares on SCHEDULE A attached hereto (or any addendum thereto).

              "PLEDGOR" shall have the meaning ascribed thereto in the preamble to this Agreement.

              "PROCEEDS" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in
Section 8102(17) of the Code, with respect thereto); (b) "proceeds," as such term is used in Section 9306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

              "SECURED OBLIGATIONS" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

              "SECURED PARTY" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

              "SECURITIES ACT" shall have the meaning ascribed thereto in
SECTION 9(c) of this Agreement.

              (b)    Construction.

                     (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, or any of the other Loan Documents.

                     (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                     (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

2. PLEDGE. As security for the prompt payment and performance of the Secured Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of Pledgor's right, title, and interest in and to the Collateral, whether now owned or hereinafter acquired.

3.     DELIVERY AND REGISTRATION OF COLLATERAL.

              (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

              (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

              (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Party or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Secured Party in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Secured Party, all pursuant to Section 9115 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Secured Party.

              (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements; PROVIDED that cash dividends or distributions received by Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by Pledgor in accordance with SECTION 4 and used in the ordinary course of Pledgor's business.

              (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

4.     VOTING RIGHTS AND DIVIDENDS.

              (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

              (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to SECTION 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5. REPRESENTATIONS AND WARRANTIES. Pledgor represents, warrants, and covenants as follows:

              (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

              (b) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

              (c) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of Secured Party;

              (d) This Agreement, and the delivery to Secured Party of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in SECTION 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

              (e) SCHEDULE A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Shares as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of such Issuer as set forth in SCHEDULE A to this Agreement;

              (f) There are no presently existing Future Rights or Proceeds owned by Pledgor;

              (g) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

              (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6.     FURTHER ASSURANCES.

              (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in the Collateral.

              (b) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

              (c) Pledgor will furnish to Secured Party, upon the request of Secured Party: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by

Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

7.     COVENANTS OF PLEDGOR.  Pledgor shall:

              (a) Perform each and every covenant in the Loan Documents applicable to Pledgor;

              (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its Chief Executive Office as set forth in SCHEDULE B hereto, and not change the location of its Chief Executive Office or such records without giving Secured Party at least thirty (30) days prior written notice thereof;

              (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to Pledgor; and

              (d) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

8.     SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT.

              (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to SECTION 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

              (b) In addition to the designation of Secured Party as Pledgor's attorney-in-fact in SUBSECTION (a), Pledgor hereby irrevocably appoints Secured Party as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce Secured Party's rights hereunder.

9. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

              (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral t more than one offeree.

              (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

              (c) Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured
Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured
Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

              (d) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

                     (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                     (ii) use its best efforts to qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

                     (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                     (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Secured Party's rights hereunder; and

                     (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

              (e) PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in SECTION 9 shall be applied from time to time by Secured Party as provided in the Loan Agreement.

11. DUTIES OF SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

12. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY

SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

13. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

14. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

15. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon Pledgor and its successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

16. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

              (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

              (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

              (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

              (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

17. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

19. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

20. WAIVER OF MARSHALING. Each of Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the
Collateral: (i) Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

21.    WAIVER OF JURY TRIAL.

                PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                            [Signature page to follow.]

              IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation

                                          By
                                            -----------------------------------
                                          Title:
                                                -------------------------------


                                          NETWORK COMPUTING DEVICES, INC.,
                                          a Delaware corporation

                                          By
                                            -----------------------------------
                                          Title:
                                                -------------------------------

                                     SCHEDULE A

                                         TO

                               STOCK PLEDGE AGREEMENT


                     Pledgor:  Network Computing Devices, Inc.

                                   PLEDGED SHARES

                                                                              Former Name,       Pledgor's
   Issuer            Number of          Class              Certificate        if any, in         Percentage         Jurisdiction
   ------            Shares             -----              Number(s)          which              Ownership          of
                     ------                                ---------          Certificate        ---------          Incorporation
                                                                              Issued                                -------------
                                                                              ------



                                     SCHEDULE B

                                         TO

                               STOCK PLEDGE AGREEMENT

                      Pledgor:  Network Computing Devices, Inc.


                      Address of Chief Executive Office:

                            350 North Bernardo Avenue
                            Mountain View, California 94043

                             TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of March [ ], 2000, is made by NETWORK COMPUTING DEVICES, INC., a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, ("Secured Party") with reference to the following:

          WHEREAS, Debtor and Secured Party have entered into that certain Loan and Security Agreement, of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Secured Party a security interest in (among other things) all of the general intangibles of Debtor.

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          1.   DEFINITIONS; INTERPRETATION.

               (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. Section 101 ET SEQ.), as amended, and any successor statute.

          "DEBTOR" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan Agreement.

          "LIEN" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances.

          "OBLIGATIONS" shall have the meaning ascribed thereto in the Loan Agreement.

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and
(iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "TRADEMARK COLLATERAL" has the meaning set forth in SECTION 2.

          "TRADEMARKS" has the meaning set forth in SECTION 2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "UNITED STATES" and "U.S." each mean the United States of America.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

               (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                      (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                      (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                      (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                      (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                      (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                      (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                      (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                      (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                      (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under federal law or applicable California law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

          2.   SECURITY INTEREST.

               (a) ASSIGNMENT AND GRANT OF SECURITY INTEREST. To secure the Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                      (i) all state (including common law) and federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States (but excluding each application to register any trademark, service mark or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark or service mark) and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                      (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                      (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

                      (iv) all Proceeds of any and all of the foregoing Trademark Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Trademark Collateral.

               (b) CONTINUING SECURITY INTEREST. Debtor agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 16.

               (c) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

               (d) PERMITTED LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Trademark Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          3. FURTHER ASSURANCES; APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance reasonably satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in accordance with the foregoing, Secured Party shall have the right, in the name of Debtor, or in the name of Secured Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party reasonably deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) after the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this
SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 16.

          4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party, as follows:

               (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth, a true and correct list of all of the existing Trademarks (whether registered or otherwise), or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtor.

               (b) VALIDITY. Each of the Trademarks listed in SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks is valid and enforceable.

               (c) TITLE. (i) Debtor has rights in and good and defensible title to the Trademark Collateral, (ii) with respect to the Trademark Collateral shown on SCHEDULE A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder and other than Permitted Liens), including licenses, registered user agreements and covenants by Debtor not to sue third persons, and (iii) with respect to any Trademarks for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Debtor is not in material default of any of its obligations thereunder and, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of any non-exclusive license or license agreement entered into by Debtor or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by Debtor or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral.

               (d)    NO INFRINGEMENT.  To the best of Debtor's knowledge,
(i) no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person, and (ii) the past, present and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               (e) POWERS. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5. COVENANTS. Debtor covenants that so long as this Agreement shall be in effect, Debtor shall:

               (a) comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents;

               (b) promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee;

               (c) on a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, including appropriate financing and continuation statements and security agreements, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Trademark Collateral. Without limiting the generality of the foregoing sentence, Debtor:

                      (i) hereby authorizes Secured Party in its sole discretion if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending
     SCHEDULE A hereof to include a reference to any right, title or interest in any existing Trademark Collateral or any Copyright, Registration or Trademark Collateral acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Trademark Collateral in which Debtor no longer has or claims any right, title or interest; and

                      (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, if Debtor refuses to execute and deliver, or fails timely to execute and deliver, any such amendment thereto it is requested to execute and deliver by Secured Party, any amendments thereto, relative to all or any portion of the Trademark Collateral, without the signature of Debtor where permitted by law;

               (d) comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Trademark Collateral and do all other acts and take all other measures which, in Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain the Trademark Collateral and all of Debtor's rights therein, including diligently prosecute any material trademark application pending as of the date of this Agreement or thereafter;

               (e) comply with each of the terms and provisions of this Agreement, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of Debtor under this Agreement without Secured Party's prior written consent; and

               (f) not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Debtor's rights and interest in any property included within the definition of Trademark Collateral acquired under such contracts.

          6. FUTURE RIGHTS. If and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of this

Agreement shall automatically apply thereto and Debtor shall give to Secured Party prompt notice thereof. Debtor shall do all things reasonably deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. If Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in connection herewith, Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7. REMEDIES. Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtor agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          8. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          9. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          10. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          11. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

          12. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          13. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement

          14. LOAN AGREEMENT. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          15. NO INCONSISTENT REQUIREMENTS. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          16. TERMINATION. Upon the payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

                    [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                              NETWORK COMPUTING DEVICES, INC.,
                              a Delaware corporation


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES    )

          On ___________________, before me, ____________________________,
Notary Public, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                        ---------------------------------------
                                         Signature

[SEAL]

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES    )

          On ___________________, before me, _____________________________,
Notary Public, personally appeared
__________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                      --------------------------------------
                                      Signature

[SEAL]

                                     SCHEDULE A

                        to the Trademark Security Agreement
                                TRADEMARKS OF DEBTOR

----------------------------------------------------------------------------------------------------------------------------------
     TYPE                          MARK                         REGISTRATION/          REGISTRATION#/         JURISDICTION
                                                                 APPLICATION DATE          APPLICATION #
----------------------------------------------------------------------------------------------------------------------------------
 Trademark           ThinSTAR                               12/14/99                     2,300,698         USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      CTM App. Pending                               15 European Countries
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      App. Pending                                   Australia
----------------------------------------------------------------------------------------------------------------------------------
 "                   Network Computing Devices              9/1/92                       1,711,241         USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      6/24/94                      429,286           Canada
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/13/92                      1396/92           Denmark
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/15/90                      1,580,445         France
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      6/4/92                       90.6191           Norway
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      2/26/92                      394,394           Switzerland
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      1/12/93                      612.305           Italy
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      8/29/97                      4050977           Japan
----------------------------------------------------------------------------------------------------------------------------------
 Trademark & Design  Network Computing Devices + Design     2/25/92                      B1492114          United Kingdom
----------------------------------------------------------------------------------------------------------------------------------
 Trademark           NCD                                    2/10/92                      B1490360          United Kingdom
----------------------------------------------------------------------------------------------------------------------------------
 "                   NCDnet                                 3/15/90                      1,580,442         France
----------------------------------------------------------------------------------------------------------------------------------
 Trademark & Design  NCD & Design(1)                        N/A                          N/A               USA(1)
----------------------------------------------------------------------------------------------------------------------------------
 "                   NCD & Design                           9/25/92                      TMA402,980        Canada
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/5/91                       1979/91           Denmark
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/15/90                      1,580,446         France
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      7/29/94                      2685139           Japan
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      7/30/91                      217,624           Korea
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      6/4/92                       90.6192           Norway
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/2/91                       390,489           Switzerland
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      9/1/92                       569,944           Taiwan
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      1/15/97                      2913553           Germany
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      6/12/93                      612310            Italy
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/6/90                       B530044           Australia
----------------------------------------------------------------------------------------------------------------------------------
 Trademark           NCDware                                3/15/90                      1,580,444         France
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      10/22/91                     224,457           Korea
----------------------------------------------------------------------------------------------------------------------------------
 "                   PC-Xware (to be assigned from NCD      10/4/94                      1,857,205         USA
                     Graphic Software Corp.)
----------------------------------------------------------------------------------------------------------------------------------
 "                   ThinPATH                               2/12/99                      75/639,805        USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      CTM App. Pending                               15 European Countries
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      App Pending                                    Australia
----------------------------------------------------------------------------------------------------------------------------------
 "                   Wincenter                              5/19/98                      2,158,272         USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      CT App. Pending                                15 European Countries
----------------------------------------------------------------------------------------------------------------------------------
 "                   WinDD                                  12/16/96                     739782            Taiwan
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     TYPE                          MARK                         REGISTRATION/          REGISTRATION#/         JURISDICTION
                                                                 APPLICATION DATE          APPLICATION #
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      10/24/94                     4690/95           Hong Kong
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/2/95                       659146            Australia
----------------------------------------------------------------------------------------------------------------------------------
 Trademark           "                                      8/23/96                      780809            Canada
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      9/22/95                      95568572          France
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/221/95                     573795            Benelux
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/24/95                      2018208           United Kingdom
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/21/95                      39517289          Germany
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      4/29/96                      432587            Switzerland
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      5/9/96                       173045            Norway
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      2/23/96                      309107            Sweden
----------------------------------------------------------------------------------------------------------------------------------
 "                   Explora                                App. Pending                 75/464040         USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   ThinFrastructure                       CTM App. Pending                               15 European Countries
----------------------------------------------------------------------------------------------------------------------------------
 "                   ThinFrastructure                       App. Pending                                   USA
----------------------------------------------------------------------------------------------------------------------------------
 "                   Xremote                                2/26/90                      A529,524          Australia
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      1/10/92                      392,724           Canada
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      5/15/92                      4199/92           Denmark
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      12/20/91                     115.670           Finland
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      3/15/90                      1580443           France
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      11/12/92                     2,024,570         Germany
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      10/31/94                     2698751           Japan
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      10/22/91                     224,456           Korea
----------------------------------------------------------------------------------------------------------------------------------
 "                   "                                      10/15/91                     1,660,583         USA
----------------------------------------------------------------------------------------------------------------------------------
 Service mark        Enlighten Your Load (to be assigned    App. Pending                 75/723,459        USA
                     from NCD Acquisition)
----------------------------------------------------------------------------------------------------------------------------------
 Design mark         Miscellaneous Design Trademark (to be  App. Pending                 75/729,442        USA
                     assigned from NCD Acquisition)
----------------------------------------------------------------------------------------------------------------------------------
 Design & Service    Miscellaneous Design Service Mark (to  App. Pending                 75/731,214        USA
 mark                be assigned from NCD Acquisition)
----------------------------------------------------------------------------------------------------------------------------------
 Trademark &         Multiplicity (to be assigned from NCD  App. Pending                 75 & 470296       USA
 Service mark        Acquisition)
----------------------------------------------------------------------------------------------------------------------------------
 Trademark           Enlighten Your Load (to be assigned    App. Pending                 75/723,463        USA
                     from NCD Acquisition)
----------------------------------------------------------------------------------------------------------------------------------

(1)On August 30, 1991, Network Computing Devices, Inc. (the "Company") entered into an agreement with National Computer Dynamic, an Ohio corporation ("National), whereby National granted the Company an exclusive license to use the NCD & Design mark in the U.S. in connection with the manufacture, advertising, marketing, sale, distribution and financing of the goods and services underlying the NCD & Design mark. In consideration for this license, the Company withdrew its application to register with the USPTO, the NCD & Design mark and also granted National a non-exclusive license to use National's similar NCD & Design mark outside of the U.S. in connection with the manufacture, advertising, marketing, sale and distribution of National's goods and services.


                                       A-2